Registration Nos.
                                             Securities Act - 2-58161
                                             Investment Company Act - 811-2727


                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Post-Effective Amendment No.  26

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 24


                     State Farm Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    One State Farm Plaza, Bloomington, Illinois                 61710
----------------------------------------------------    ----------------------
      (Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, including Area Code              (800) 447-0740

                                                   Janet Olsen
                                                   Bell, Boyd & Lloyd
Roger Joslin                                       3 First National Plaza
One State Farm Plaza                               Suite 3300, 70 West Madison
Bloomington, Illinois  61710                       Chicago, Illinois  60602
------------------------------------------------------------------------------
                 (Names and addresses of agents for service)
                                  __________

        X     It is proposed that this filing will become effective on
                    April 1, 1998 pursuant to Rule 485 (b)
                                  __________

Amending the revised prospectus, Statement of Additional Information and Part
   C and Exhibits

                        Total Number of Pages ________
                     (including attachments and exhibits)

                       Exhibit Index is on Page _______

                     STATE FARM MUNICIPAL BOND FUND, INC.
                     ------------------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C

 Item Number      Location or Caption*
 -----------      --------------------

                  Part A (Prospectus)
                  -------------------

 1 . . . . . . . .Front Cover

 2 (a) . . . . . .Fee Table

 2 (b), (c). . . .Not Applicable

 3 (a) . . . . . .Financial Highlights

 3 (b), (c). . . .Not Applicable

 3 (d) . . . . . .Financial Highlights

 4 (a) . . . . . .The Fund;
                    Investment Objective and Policies;
                    Organization and Capital Stock

 4 (b) . . . . . .Investment Objective and Policies;
                    Investment Restrictions

 4 (c) . . . . . .Investment Risks

 5 (a) . . . . . .Management of the Fund

 5 (b), (c). . . .Management of the Fund; Fee Table

 5 (d) . . . . . .Management of the Fund

 5 (e), (f). . . .Management of the Fund; Fee Table;
                    Financial Highlights

 5 (g) . . . . . .Not Applicable

 5A  . . . . . . .The information called for is contained in registrant's annual report to shareowners

 6 (a) . . . . . .Organization and Capital Stock

 6 (b), (c), (d) .Not Applicable

 6 (e) . . . . . .Cover Page

 6 (f), (g). . . .Dividends, Distributions and Taxes

 6 (h) . . . . . .Not Applicable

 7 . . . . . . . .Purchase of Fund Shares; Retirement Plans

 7 (a) . . . . . .Management of the Fund

                     STATE FARM MUNICIPAL BOND FUND, INC.
                     ------------------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C
                                 (Continued)


 Item Number      Location or Caption*
 -----------      --------------------

 7 (b) . . . . . .Determination of Net Asset Value;
                    Purchase of Fund Shares

 7 (c) . . . . . .Not Applicable

 7 (d) . . . . . .Purchase of Fund Shares

 7 (e), (f), (g) .Not Applicable

 8 (a) . . . . . .Redemption of Fund Shares;
                    Signature Guarantee;
                    Systematic Withdrawal Program; Exchange of Fund
                    Shares

 8 (b), (c). . . .Not Applicable

 8 (d) . . . . . .Redemption of Fund Shares

 9 . . . . . . . .Not Applicable

                  Part B (Statement of Additional Information)
                  --------------------------------------------

10 (a), (b). . . .Front Cover

11 . . . . . . . .Table of Contents

12 . . . . . . . .Not Applicable

13 (a) . . . . . .Investment Objective and Policies

13 (b), (c). . . .Investment Restrictions

13 (d) . . . . . .Not Applicable

14 (a), (b), (c) .Directors and Officers

15 (a) . . . . . .Not Applicable

15 (b) . . . . . .General Information - Ownership of Shares

15 (c) . . . . . .Directors and Officers

                     STATE FARM MUNICIPAL BOND FUND, INC.
                     ------------------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C
                                 (Continued)

Item Number       Location or Caption*
-----------       --------------------

16 (a)(i). . . . .Investment Advisory and Other Services;
                    Part A - Management of the Fund

16 (a)(ii) . . . .Directors and Officers

16 (a)(iii), (b) .Management Services Agreement; Part A - Management
                    of the Fund

16 (c) . . . . . .Not Applicable

16 (d), (e). . . .Management Services Agreement; Service Agreement

16 (f), (g). . . .Not Applicable

16 (h) . . . . . .General Information - Custody of Assets;
                    General Information - Independent Auditors

16 (i) . . . . . .Transfer Agent Agreement

17 (a) . . . . . .Portfolio Transactions

17 (b) . . . . . .Not Applicable

17 (c), (d). . . .Portfolio Transactions

17 (e) . . . . . .Not Applicable

18 (a), (b). . . .Not Applicable

19 (a) . . . . . .Purchase and Redemption of Fund Shares

19 (b) . . . . . .Determination of Net Asset Value

19 (c) . . . . . .Not Applicable

20 . . . . . . . .Additional Tax Considerations

21 (a) . . . . . .Underwriting Agreement

21 (b), (c). . . .Not Applicable

22 (a) . . . . . .Not Applicable

22 (b) . . . . . .Performance Information

23 . . . . . . . .Financial Information

                     STATE FARM MUNICIPAL BOND FUND, INC.
                     ------------------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C
                                 (Continued)

Item Number       Location or Caption*
-----------       --------------------

                  Part C (Other Information)
                  --------------------------

24 . . . . . . . .Financial Statements and Exhibits

25 . . . . . . . .Persons Controlled by or Under Common Control with
                    Registrant

26 . . . . . . . .Number of Security Holders

27 . . . . . . . .Indemnification

28 . . . . . . . .Business and Other Connections of Investment
                    Adviser

29 . . . . . . . .Principal Underwriters

30 . . . . . . . .Location of Accounts and Records

31 . . . . . . . .Management Services

32 . . . . . . . .Undertakings



* References are to the captions in the part of the registration statement indicated unless noted otherwise.

                          PROSPECTUS - APRIL 1, 1998

                     STATE FARM MUNICIPAL BOND FUND, INC.

              ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710


                    For Account Information and Shareowner
                           Services: (309) 766-2029
                                     (800) 447-0740




                    Offered to the Agents and Employees of
            the State Farm Insurance Companies and their families


The investment objective of the Fund is to provide its shareowners with as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its investment objective through investment primarily in a diversified portfolio of long-term Municipal Bonds, including industrial revenue bonds.

Shares of the Fund are offered at their net asset value. There is no sales charge.

                          --------------------------

This prospectus contains information you should know before investing in the Fund. Please read it and keep it for future reference. A Statement of Additional Information dated April 1, 1998 containing further information about the Fund, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by writing to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710 or by calling the shareowner services numbers stated above.

                          --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE

        The Fund is 100% no-load; you pay no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit you by increasing the Fund's investment return.

        Shown below are all expenses the Fund incurred during its 1997 fiscal year. Expenses are expressed as a percentage of fiscal 1997 average net assets.

SHAREHOLDER TRANSACTION EXPENSES                        ANNUAL FUND OPERATING EXPENSES
Sales load "charge" on purchases                NONE    Management fee                  0.12%
Sales load "charge" on reinvested dividends     NONE    Distribution ("12b-1") fees     NONE
Redemption fees                                 NONE    Other expenses                  0.03%
Exchange fees                                   NONE    TOTAL FUND EXPENSES             0.15%

Example
        You would pay the following expenses on a $1,000 investment,
assuming(1) 5% annual return and (2) redemption at the end of each      1 year  3 years 5 years 10 years
time period                                                               $2      $5      $8      $19

        The purpose of this table is to help you understand the various costs and expenses that an investor in the Fund will bear directly or indirectly. (See "Management of the Fund").

        This is an illustration only. The figures in the example are not necessarily representative of past or future expenses and actual expenses and performance may be greater or less than that shown.

FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (for a share outstanding throughout the period)

        The following information has been audited by Ernst & Young LLP, independent auditors, whose report thereon is unqualified. The audited financial statements of the Fund, the auditor's report thereon and additional performance information are contained in the Fund's annual report dated November 30, 1997, which may be obtained from the Fund upon request at no cost.

                                                                               YEAR ENDED NOVEMBER 30,
                                                 1997     1996    1995      1994    1993    1992    1991    1990    1989    1988
Net asset value, beginning of period            $ 8.44    8.50    7.88      8.59    8.34    8.15    7.98    7.96    7.76    7.58
  Income from Investment Operations
  ---------------------------------
    Net investment income                          .47     .48     .48       .48     .50     .53     .54     .58     .58     .57
    Net gain or loss on securities (both
      realized and unrealized)                    (.01)   (.06)    .62      (.69)    .25     .19     .17     .02     .20     .18
                                                --------------------------------------------------------------------------------
  Total from investment operations                 .46     .42    1.10      (.21)    .75     .72     .71     .60     .78     .75
  Less Distributions
  ------------------
    Dividends (from net investment income)        (.47)   (.48)   (.48)     (.48)   (.50)   (.53)   (.54)   (.58)   (.58)   (.57)
    Distributions (from capital gain) (a)            -       -       -      (.02)      -       -       -       -       -       -
                                                --------------------------------------------------------------------------------
  Total distributions                             (.47)   (.48)   (.48)     (.50)   (.50)   (.53)   (.54)   (.58)   (.58)   (.57)
Net asset value, end of period                  $ 8.43    8.44    8.50      7.88    8.59    8.34    8.15    7.98    7.96    7.76
                                                ================================================================================
Total Return                                      5.68%   5.21%  14.25%    (2.55%)  9.17%   9.05%   9.17%   7.78%  10.44%  10.14%
------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (millions)            $336.4   321.1   307.4     269.9   276.4   211.3   167.2   132.8   110.0    85.2
Ratio of expenses to average net assets            .15%    .16%    .17%(b)   .16%    .18%    .19%    .21%    .23%    .25%    .29%
Ratio of net investment income to average net
  assets                                          5.61%   5.76%   5.80%     5.80%   5.84%   6.36%   6.75%   7.30%   7.42%   7.36%
Portfolio turnover rate                              6%      6%      7%        8%      5%      4%      2%      8%      7%      2%
Number of shares outstanding at end of
  period (millions)                               39.9    38.0    36.2      34.3    32.2    25.3    20.5    16.6    13.8    11.0

Note:  (a)  Distributions representing less than $.01 were distributed in
            1996, 1993 and 1992.
       (b)  The ratio based on net custodian expenses would have been .16% in
            1995
                          --------------------------

                                   THE FUND

        The Fund is a no-load, open-end, diversified, management investment company (mutual fund). The Fund is a no-load fund, which means that it imposes no sales charges or commissions. The Fund is "open-end" because it continuously offers its shares for sale and redeems its shares upon request of the shareowners.

        The Fund makes available to investors a diversified portfolio of long-term Municipal Bonds under the continuous supervision of experienced investment management. By combining individual shareowner investments into a pool of assets, the Fund is able to invest in Municipal Bonds which are often offered only in relatively large dollar denominations and, in some cases, are not available to individual investors. Through ownership of shares of the Fund, as contrasted with ownership of a number of individual securities, shareowners are relieved of many details in the selection and management of their investments and the safeguarding of securities, and their bookkeeping and income tax records are greatly simplified. In addition, the Fund provides its shareowners with liquidity, as shares can normally be redeemed at any time at their net asset value. However, ownership of shares of the Fund does not constitute a complete financial program. The Fund is intended to serve as the longer term fixed-income portion of the investment programs of investors with relatively high federal income tax brackets. Anyone considering investing in the Fund should be confident that his federal income tax bracket is high enough to make the lower tax-exempt yield more attractive than taxable yields available from other forms of fixed-income investments.

                      INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is to provide its shareowners with as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. It is a fundamental policy of the Fund that during periods of normal market conditions, either (1) the Fund's assets will be invested so that at least 80% of its net investment income will be exempt from federal income tax, or (2) at least 80% of the Fund's net assets will be invested in securities the income of which is exempt from federal income tax.

        The Fund intends to invest primarily in a diversified selection of Municipal Bonds (as defined below) with maturities of one to fifteen years, although issues with longer maturities may be purchased from time to time. A majority of the Fund's investments will usually be in issues with maturities longer than five years. There can be no assurance that the current income will be sufficient to offset decreases in the net asset value per share that will result if prevailing interest rates rise in relation to the rates of interest on Municipal Bonds in the Fund's portfolio. There can be no assurance that the objective of the Fund will be achieved.

        Assets not invested in Municipal Bonds will be held as cash or invested in "Money Market Securities" and U.S. Treasury securities. Money Market Securities include short-term obligations of the U.S. Government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time more than 20% of the Fund's assets may be invested in Money Market securities or held as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

        Under ordinary circumstances at least 70% of the Fund's total assets will consist of Municipal Bonds rated A or better by Moody's Investors Service. Inc. ("Moody's") or by Standard and Poor's Corporation ("S&P"), Money Market Securities and cash (See "Appendix, Description of Moody's and S&P Municipal Bond Ratings" in the Statement of Additional Information). Consequently, up to 30% of assets may consist of

Municipal Bonds which are non-rated, or rated less than A by Moody's or by S&P. See "Investment Risks." Subsequent to its purchase by the Fund, an issue of Municipal Bonds or of Money Market Securities may no longer be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither occurrence will automatically require the elimination of the security from the Fund's portfolio, but the Fund's investment manager, State Farm Investment Management Corp. ("Manager") will consider the reasons for the change in determining whether to retain the issue in the portfolio.

        Although changes will be made from time to time in securities owned by the Fund as deemed necessary to accomplish the Fund's objective, the Manager does not expect to engage in a significant amount of short-term trading. Most sales of securities will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates).

        The Fund may purchase Municipal Bonds on a "when-issued" basis. When-issued means that the Fund has committed to purchase at a specified price certain securities to be issued in the future. Such commitments are made in order to secure what is considered, in the opinion of the Manager, to be an advantageous price and yield to the Fund at the time of the commitment. Delivery and payment for these securities may be a month or more after the purchase date, during which time the value of such securities is subject to market fluctuation. It is possible that the securities will never be issued and the commitment cancelled.

        The Fund's investment objective and fundamental investment policy as set forth in the first paragraph of "Investment Objective and Policies" may not be changed without the approval of the shareowners. However, all other investment policies followed in seeking that investment objective may be altered from time to time without shareowners' approval

MUNICIPAL BONDS - Municipal Bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and the Commonwealth of Puerto Rico and their political subdivisions, agencies and instrumentalities, or by a multistate governmental agency or authority, to obtain funds for various purposes. The interest on these obligations is in general exempt from federal income taxes in the opinion of bond counsel to the issuers.

        The two principal classifications of Municipal Bonds are "general obligation" and "revenue" issues. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the prompt payment of principal and interest. The sole or principal security for a revenue bond is typically the net revenues derived from operation of the facilities the bonds financed or, in some cases, from the proceeds of a special excise or specific revenue source, but not from the general taxing power.

        Industrial development bonds, although issued by governmental entities or public authorities, are usually not secured by the taxing power of the issuer, but are secured by the revenues derived from payments by the user. Industrial development bonds are issued to obtain funds for the construction, repair or improvement of, or the equipment for, privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, certain local facilities for water supply, gas, electricity or sewage or solid waste disposal and other industrial or commercial facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon qualifies as exempt from federal income taxes. The credit quality of an industrial development bond is normally directly related to the credit standing of the industrial user involved.

        There are, in addition, a variety of hybrid and special types of Municipal Bonds in which the Fund may invest, including variable rate securities and municipal notes. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments. Municipal notes include tax, revenue, and bond anticipation notes of short maturity, generally less than three years, which are used to obtain temporary funds for various public purposes.

        For further information see "Investment Objective and Policies" in the Statement of Additional Information.


                               INVESTMENT RISKS

        Risks are inherent in all security investments, including mutual funds. The net asset value per share of the Fund may decrease if prevailing interest rates rise in relation to rates of interest on Municipal Bonds in the Fund's portfolio. The Fund is intended for investors who can accept this fluctuation and other risks associated with investments in long-term Municipal Bonds. Although the Fund invests in a diversified selection of long-term Municipal Bonds in an attempt to reduce its overall exposure to investment and market risks, such diversification does not eliminate all risks. There can be no assurance that the objective of the Fund will be achieved.

        Inherent in the ownership of any Municipal Bond is the risk that the issuer may lack the power or ability to make principal and interest payments when due. Up to 30% of the Fund's total assets may be invested in Municipal Bonds which are non-rated, or rated less than A by Moody's or by S&P. Investment in medium or lower quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest obligations.

        Medium and lower quality debt securities tend to be less marketable than higher quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling any medium and lower quality securities in its portfolio.

        The Fund may invest 25% or more of its assets in Municipal Bonds that are related in such a way that an economic, business or political development affecting one such security could also affect the other securities. For example, Municipal Bonds, the interest on which is paid from revenues of similar projects, such as hospitals, utilities or housing, would be so related. The Fund may invest 25% or more of its assets in industrial development bonds (subject to the concentration restrictions described in this prospectus under "Investment Restrictions" and in the Statement of Additional Information).

        Also, pollution control revenue bonds that are guaranteed by a corporate entity have a risk of being deemed taxable by the Internal Revenue Service if the corporation failed to meet, or failed to continue to meet, the established Environmental Protection Agency standards, or otherwise failed to qualify for tax-exempt status. However, the Fund, with two exceptions, has invested only in pollution control revenue bonds that contain mandatory redemption provisions which provide that should the corporation fail to qualify or continue to qualify for exemption, the bonds would be redeemed at par value by the guarantor.

        From time to time proposal have been introduced before Congress with the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the Fund would re-evaluate its investment objective and policies, submitting for shareowner approval any significant changes that seem appropriate

                           INVESTMENT RESTRICTIONS

        The Fund will not:

        (1) Invest more than 5% of the value of the Fund's total assets in securities of any one issuer except issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation;

        (2) Purchase more than 10% of any class of securities of any one issuer except U.S. Government obligations;

        (3) Invest more than 5% of the market value of the Fund's total assets (at the time of the investment) in securities of companies with records of less than three years' continuous operation, including that of predecessors; or

        (4) Invest more than 25% of the value of the Fund's total assets in any one industry (this restriction is not applicable to investments in Municipal Bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

        The policies described in the above paragraph, which cannot be changed without the approval of a majority of the outstanding shares (as defined in the Investment Company Act of 1940), are some of the important restrictions upon investments of the Fund. All of the Fund's investment restrictions are set forth in the Statement of Additional Information.

                           PURCHASE OF FUND SHARES

        Shares of the Fund may be purchased by agents and employees of the State Farm Insurance Companies and members of their families.

        To open an account eligible investors should complete and sign the Application furnished with this prospectus and mail it to the Manager together with a check (minimum $1,000) made payable to State Farm Investment Management Corp. Agents and employees may authorize a compensation deduction (minimum $100) through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application.

        Subsequent investments (minimum $500) may be made at any time by mailing to the Manager a check accompanied by the detachable purchase form at the bottom of the confirmation. The Fund will accept investments by letter from a shareowner which provides clear instructions and indicates the account registration and account number. Similarly, agents and employees may authorize, change or cancel a compensation deduction by completing and signing the reverse side of the detachable purchase form and mailing it to the Manager. The Fund will accept compensation deduction changes by letter or facsimile from a shareowner which provides clear instructions and indicates the account registration and account number.

        The Fund will invest the entire dollar amount of each purchase in full and fractional shares of the Fund at the net asset value next determined after the order to purchase is received and accepted by the Manager. Unless otherwise instructed, all income dividends and capital gain distributions will be reinvested in full and fractional shares. However, a shareowner may request that income dividends and capital gain distributions be paid in cash. Stock certificates will not be issued unless the shareowner requests a certificate in writing. Certificates will be issued for full shares only.

        A confirmation of each transaction, except purchases by compensation deduction, will be mailed to the shareowner by the Manager. A confirmation of purchases by compensation deduction will be mailed to each shareowner promptly after the end of each calendar quarter.

        The Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of management, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on the Fund until it has been confirmed in writing and payment has been received by the Fund.

                        SYSTEMATIC WITHDRAWAL PROGRAM

        A shareowner owning $5,000 or more of the Fund's shares at the current net asset value may provide for the payment of a specified dollar amount from the shareowner's account to the shareowner or a designated payee monthly, quarterly or annually.

        A shareowner who has a systematic withdrawal program is not permitted to participate in the compensation deduction plan. The Fund reserves the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the shareowner or the Fund. Additional information may be obtained by contacting State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710.

                       DETERMINATION OF NET ASSET VALUE

        The net asset value per share of the Fund is determined as of 1:00 p.m. Bloomington, Illinois time on Monday through Friday exclusive of the following federal holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The net asset value will not be calculated on the Friday following Thanksgiving or on December 24, 1998. The Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Manager or the Fund. The net asset value per share is computed by dividing the value of the Fund's portfolio securities plus any cash and other assets of the Fund, less all liabilities of the Fund, by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.

        In determining the net asset value per share of the Fund, long-term debt securities and U.S. Treasury bills are valued at a fair market value by a pricing service approved by the Board of Directors. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Securities for which the Board of Directors believes the value obtained by the above procedures does not reflect a fair value, and all other assets, are valued at a fair value determined in good faith by the Board of Directors.

                          REDEMPTION OF FUND SHARES

        The Fund will redeem shares from a shareowner's account at the net asset value next determined after receipt by the Fund of a proper request for redemption.

        Requests for redemption of shares in the Fund may be made in writing, facsimile, or by telephone if the shareowner has so indicated on the application or previously completed a Telephone Redemption Authorization Form. These redemption methods are explained in detail below.

        BY WRITTEN REQUEST. Shareowners may redeem all or any portion of their shares by sending a written request to: State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710. A redemption request must clearly identify the exact name(s) in which the account is registered, the account number and the number of shares or dollar amount to be redeemed. Also, any stock certificates representing the shares to be redeemed must be returned, in proper form for cancellation, along with the redemption request. It is suggested that stock certificates returned for cancellation be sent by certified mail, return receipt requested. The request must be properly signed by each shareowner of record, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the validity of the redemption request.

        On a redemption of $50,000 or more, the signature of the registered shareowner must be guaranteed as described below in the section entitled Signature Guarantee, unless the proceeds are to be electronically transferred to a pre-designated bank account.

        Proceeds of redemption by written request will normally be sent by check to the registered shareowner's address of record. However, upon specific instructions included in the redemption request, proceeds may be sent to another payee or to an address other than the address of record.

        BY TELEPHONE. Shareowners can redeem by telephone at (309) 766-2029 or
(800) 447-0740 up to $50,000 of their uncertificated shares if proceeds are to be sent to the address of record, or they may redeem up to the entire value of their uncertificated shares if the proceeds are to be electronically transferred to a pre-designated bank account. Shareowners cannot redeem shares by telephone if stock certificates are held for those shares. Shareowners may not utilize this method of redemption unless they have so elected on the application or until a completed Authorization Form for Telephone Redemption and Exchange Privileges ("Authorization Form") has been filed. When this election is made by submitting an Authorization Form, the signature of the shareowner must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities.

        If elected by the shareowner, proceeds of telephone redemptions will be electronically transferred to a bank as directed in the Telephone Redemption election. A charge for receiving an electronic transfer may be assessed by the shareowner's bank. In order to change the bank or account designated to receive proceeds, a written request must be sent to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710. Such requests must be signed by each shareowner, with each signature guaranteed as described in the section entitled Signature Guarantee.

        Telephone redemption proceeds of up to $50,000 by shareowners not electing electronic transfer will be sent by check to the registered shareowner at the address of record.

        During periods of volatile economic and market conditions, a shareowner may have difficulty making a redemption request by telephone, in which case redemption requests would have to be made in writing or by facsimile.

        By electing the Telephone Redemption Privilege, the shareowner authorizes the Manager to act upon an instruction by telephone to redeem shares from any account for which such services have been elected. The Manager and the Fund will employ reasonable procedures, including tape recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Fund fail to employ such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Fund, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner's address of record or electronically transferred to a pre-designated bank account.

        Although the Authorization Form authorizes the Fund and the Manager to tape-record all telephone instructions, the Fund may not honor telephone instructions unless permission to record is confirmed by the caller.

        Once the Telephone Redemption Privilege with a State Farm mutual fund has been established by a shareowner, it may be established at the request of the shareowner in any identically registered new account in any other State Farm mutual fund offering the Telephone Redemption Privilege by the exchange of shares of the first fund for those of the second fund by use of the Exchange Privilege.

        BY FACSIMILE. Shareowners can redeem by facsimile at (309) 766-2579 up to $50,000 of their uncertificated shares if the proceeds are to be sent to the address of record, or they can redeem up to the entire value of their uncertificated shares if the proceeds are to be electronically transferred to a pre-designated bank account. A redemption request sent by facsimile must clearly identify the exact name(s) in which the account is registered, the account number and the number of shares or dollar amount to be redeemed, and must show the signature(s) of the registered shareowner(s). Shareowners cannot redeem shares by facsimile if stock certificates are held for those shares.

        Facsimile redemption proceeds up to $50,000 by shareowners not electing electronic transfer will be sent by check to the registered shareowner at the address of record. However, upon specific written instruction (which may not be sent by facsimile) accompanied by a signature guarantee received at least one day prior to the redemption, proceeds may be sent to another payee or to another address other than the address of record.

        If elected by the shareowner, proceeds of facsimile redemptions will be electronically transferred to a bank previously designated in writing in a document on file with the Manager. A charge for receiving an electronic transfer may be assessed by the shareowner's bank. In order to change the bank or account designated to receive the proceeds, a written request (not to include facsimile transmission), signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" must be sent to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, IL 61710.

        REDEMPTION GENERALLY. The Fund will generally redeem shares in cash (by check or electronic transfer). Redemptions of more than $500,000 during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is paid in kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

        Payment for shares redeemed will be sent or electronically transferred within seven days after the Fund receives a redemption request, either written or by telephone, in proper form (including stock certificates, if any). However, if the Fund is requested to redeem shares within several days after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. If the shareowner requests payment by electronic transfer, a charge for receiving the transfer may be assessed by the shareowner's bank.

        A redemption is treated as a sale for federal income tax purposes. A shareowner's redemption proceeds may be more or less than the shareowner's cost depending upon the net asset value at the time of the redemption and, as a result, the shareowner may realize a capital gain or loss. Gain or loss is computed on the difference between the fair market value of the shares redeemed and their cost basis. If shares of the Fund are purchased during the 30 days before or after redemption, the Internal Revenue Code wash sale rules might apply. Although it is not anticipated that the Fund will impose a redemption fee, the Fund reserves the right to charge a redemption fee not to exceed one percent of the redemption price.

        The Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (b) trading on that exchange is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through
(d) exists.

                             SIGNATURE GUARANTEE

        A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions.

        The signature guarantee must appear, together with the signature of each registered owner, either: (1) on the written request for redemption, which clearly identifies the exact name(s) in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed; (2) on a separate "stock power", an instrument of assignment which should specify the total number of shares to be redeemed (this stock power may be obtained from most banks and stockbrokers); (3) on the back of each stock certificate tendered for redemption; or (4) on the Authorization Form for Telephone Redemption and Exchange Privileges.

                           EXCHANGE OF FUND SHARES

        GENERAL. - A shareowner may redeem part or all of the shares in the shareowner's account and purchase shares of another State Farm mutual fund without charge by meeting the established redemption procedures and minimum subscription requirements of that fund. A written exchange request must be accompanied by a properly completed application for the fund being purchased if an account in the new fund has not previously been established. A telephone exchange request can be transacted as described under "Telephone Exchange Privilege".

        An exchange transaction is a sale and purchase of shares for federal tax purposes, and may result in capital gain or loss. Before making an exchange, a shareowner should obtain the prospectus for the fund to be purchased from the Manager at One State Farm Plaza, Bloomington, Illinois 61710, and read it carefully.

        TELEPHONE EXCHANGE PRIVILEGE. - Shareowners who wish to use the Telephone Exchange Privilege, which permits them to exchange by telephone shares of the Fund for those of another fund managed by State Farm Investment Management Corp., must so elect on the application or complete the Authorization Form, have their signatures guaranteed and mail the form to the Fund

        Once the Telephone Exchange Privilege has been granted by the Fund, the shareowner may telephone the Fund and request an exchange for any amount meeting or exceeding the applicable minimum investment of the fund being purchased. The shareowner must identify the existing account by designating the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the fund to which the exchange should be made. The registration of the account to which an exchange is made must be exactly the same as that of the Fund account from which an exchange is made. If the shareowner has not established an account in the fund to which the exchange is to be made, a new account will be opened automatically and will carry the same registration as the Fund account from which the exchange is made; accordingly, the Telephone Exchange Privilege will also apply to the fund being purchased. The Manager's records of such instructions are binding.

        The Manager and the Fund will employ reasonable procedures, including tape recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Fund fail to employ such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Fund, the Manager, and respective officers, directors, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction. To reduce the risk of loss, the registration of the account into which shares are exchanged must be identical with the registration of the originating account.

        The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received. (The other funds into which exchanges may be made have adopted similar policies.

        During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile. The Fund reserves the right at any time to suspend, limit, modify or terminate the telephone exchange privilege, but will not do so without giving shareowners at least 30 days' prior written notice.

                            MANAGEMENT OF THE FUND

        The Board of Directors has overall management responsibilities for the Fund. However, the Fund has engaged State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, as Manager to provide professional investment management for the Fund.

        The Fund's portfolio is managed by a team consisting of Kurt Moser and Julian Bucher. Mr. Moser and Mr. Bucher have been members of the Fund's portfolio management team in 1988.

        Presently, Mr. Moser is a Director and a Senior Vice President of the Manager. In addition to his offices with the Manager, Mr. Moser has also held the following positions during the past five years: Vice President of the Fund and the other State Farm mutual funds: Director of State Farm Life Insurance Company and State Farm Fire and Casualty Company; Vice President of State Farm Life Insurance Company, and Vice President - Investments of State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company.

        Presently, Mr. Bucher is an Investment Officer of the Manager. In addition to his office with the Manager, Mr. Bucher has also held the following positions during the past five year: Investment Officer of State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company.

        Since its inception in 1967, the Manager's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the State Farm mutual funds

        The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund declares a dividend each day from its net investment income, distributable at the end of each calendar quarter. Shares begin to earn dividends on the day following the date of purchase. Net realized capital gains, if any, are distributed annually. All distributions are automatically reinvested in shares of the Fund on the reinvestment date, except that any shareowner may elect to receive dividends and distributions in cash, upon signed written request received by the Manager. If the entire amount in a shareowner's account is redeemed, dividends credited to that account through the day of redemption are paid with the proceeds of redemption.

        The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code so that it will not be liable for federal income taxes on that portion of its net investment income and capital gains distributed to shareowners. In addition, the Fund intends to invest principally in tax-exempt obligations sufficient in amount to qualify the Fund to designate and pay "exempt-interest dividends" under the Internal Revenue Code.

        Exempt-interest dividends paid to shareowners from interest earned by the Fund from Municipal Bonds are not includable in the shareowner's gross income for federal income tax purposes. Distributions from other interest and from short-term capital gains, if any, are taxable to shareowners as ordinary income, whether received in cash or additional shares. Because the taxable portion of the Fund's dividends from investment income will be derived from interest, none of its dividends is expected to qualify for the dividends received deduction available to corporations.

        Shareowners are notified of such designations within 60 days following the close of the Fund's November 30 fiscal year. The percentage of the distribution which is tax-exempt varies from distribution to distribution.

        Distributions of long-term capital gains are taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. If a shareowner is not subject to tax on its income, it will not be required to pay tax on amounts distributed to it.

        The tax-exempt status of dividends derived from interest on Municipal Bonds for federal income tax purposes does not necessarily result in exemption from any state or local income taxes or other taxes.

        In the case of a person receiving Social Security benefits, tax-exempt interest, including exempt-interest dividends received from the Fund, will be added to the person's adjusted gross income in determining whether such benefits will be subject to federal income tax.

        Shareowners must provide their social security or tax identification number and furnish appropriate certification. Otherwise, IRS regulations require the fund to withhold 31% from taxable distributions payable to accounts whose owners have not complied.

        Information concerning the tax status of dividends and distributions is mailed to shareowners annually.

        Because this section is not intended to be a full discussion, shareowners may wish to consult their tax advisers regarding the tax consequences of investments in the Fund.

                        ORGANIZATION AND CAPITAL STOCK

        The Fund is a Maryland corporation, organized on December 6, 1976, with 100,000,000 shares of authorized common stock, $1 par value.

        Holders of shares are entitled to share pro rata in dividends and other distributions on shares when and as declared by the Board of Directors, to one vote per share in elections of directors and other matters presented to shareowners, and to equal rights per share in the event of liquidation. The shares are nonassessable, have no pre-emptive, subscription or conversion rights and have no sinking fund provisions. The shares are transferable, and are redeemable upon request of the holder. Shares redeemed by the Fund may be reissued.

                     STATE FARM MUNICIPAL BOND FUND, INC.

              ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710
                          TELEPHONE: (309) 766-2029
                                     (800) 447-0740





             STATEMENT OF ADDITIONAL INFORMATION - APRIL 1, 1998

-----------------------------------------------------------------------------

This Statement of Additional Information is not the Fund's prospectus but contains information in addition to and more detailed than that set forth in the prospectus. It should be read in conjunction with the prospectus.

The Fund's prospectus dated April 1, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge by contacting the Fund at the address or telephone numbers shown above.

-----------------------------------------------------------------------------

                              TABLE OF CONTENTS


                                                                PAGE
Financial Information                                             2
Investment Objective and Policies                                 2
Investment Restrictions                                           3
Purchase and Redemption of Fund Shares                            4
Determination of Net Asset Value                                  4
Investment Advisory and Other Services                            4
Management Services Agreement                                     4
Service Agreement                                                 5
Underwriting Agreement                                            5
Transfer Agent Agreement                                          5
Performance Information                                           6
Portfolio Transactions                                            6
Additional Tax Considerations                                     7
Directors and Officers                                            8
General Information                                               9
Appendix                                                         11

                            FINANCIAL INFORMATION

        Please refer to the financial statements (including Financial Highlights), notes thereto and Report of Independent Auditors (all of which are "Financial Information") contained in the Fund's annual report for the fiscal year ended November 30, 1997, a copy of which accompanies this Statement of Additional Information. This Financial Information (but no other material from the annual report) is incorporated by reference in this Statement of Additional Information. Additional copies of the annual report may be obtained at no charge by writing or telephoning the Fund, (309) 766-2029 or (800) 447-0740.

                      INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is to provide its shareowners with as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. It is a fundamental policy of the Fund that during periods of normal market conditions, either (1) the Fund's assets will be invested so that at least 80% of its net investment income will be exempt from federal income tax, or (2) at least 80% of the Fund's net assets will be invested in securities of which the income is exempt from federal income tax. The Fund's investment objective and the fundamental investment policy described in this paragraph may not be changed without the approval of the shareowners. Other investment policies followed in seeking to achieve the Fund's investment objective may be altered from time to time without shareowners' approval.

        The Fund intends to invest primarily in a diversified selection of Municipal Bonds (as defined in the prospectus) with maturities of one to fifteen years, although issues with longer maturities may be purchased from time to time. A majority of the Fund's investments will usually be in issues with maturities longer than five years. There can be no assurance that current income will be sufficient to offset decreases in the net asset value per share that will result if prevailing interest rates rise in relation to the rates of interest on Municipal Bonds in the Fund's portfolio. There can be no assurance that the Fund's investment objective will be achieved.

        Assets not invested in Municipal Bonds will be held in cash or invested in "Money Market Securities" and U.S. Treasury securities. Money Market Securities include short-term obligations of the U.S. Government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time more than 20% of the Fund's assets may be invested in Money Market securities or held as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

        Although changes will be made from time to time in securities owned by the Fund, as deemed necessary to accomplish the Fund's objective, the Manager does not expect to engage in a significant amount of short-term trading. Most sales of securities will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). In periods of relatively stable interest rate levels, the Fund does not expect the annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective. Historical portfolio turnover rate information is set forth in the Fund's prospectus in the Financial Highlights table which is incorporated herein by reference.

                           INVESTMENT RESTRICTIONS

        The Fund is subject to certain restrictions upon its investments which provide that the Fund may not:

        (1) Invest more than 5% of the value of the Fund's total assets in securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation;

        (2) Borrow money, except from banks for temporary or emergency procedures and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

        (3) Pledge, mortgage or hypothecate the Fund's assets, except that, to secure borrowings permitted by subparagraph (2) above, the Fund may pledge securities having a market value not exceeding 10% of the Fund's net asset value;

        (4) Underwrite any securities issued by other persons;

        (5) Purchase or sell real estate, but the Fund may invest in Municipal Bonds or Money Market Instruments secured by real estate or interests therein;

        (6) Purchase or sell commodities or commodities contracts, or interests in oil, gas or other mineral exploration or development programs;

        (7) Make loans to others (except to the extent that the purchase of Municipal Bonds, Money Market Instruments or U.S. Treasury securities may be deemed the making of a loan);

        (8) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof;

        (9) Purchase or retain for the portfolio of the Fund the securities of any issuer, if, to the Fund's knowledge, those directors and officers of the Fund who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such outstanding securities;

        (10) Purchase more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer shall be deemed a single class) except U.S. Government obligations;

        (11) Purchase securities subject to restrictions on disposition under the Securities Act of 1933;

        (12) Purchase securities of other investment companies or investment trusts, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, and then only in an amount up to 5% of the value of the Fund's total assets, or except as a part of a plan of merger or consolidation;

        (13) Invest in the securities of a company for the purpose of exercising management or control;

        (14) Invest more than 5% of the market value of the Fund's total assets (at the time of the investment) in securities of companies with records of less than three years' continuous operation, including that of predecessors;

        (15) Invest more than 25% of the value of the Fund's total assets in any one industry (this restriction is not applicable to investments in Municipal Bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

        For purposes of restrictions numbered 1, 9 and 10 above, the Fund will classify the issuer or issuers of a security according to the entity or entities which constitute the source of payment of interest and principal on the security.

        Other than for purposes of the restriction number 3 above, if a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

        These investment restrictions may not be changed without the consent of the shareowners holding a majority of the shares. A majority of the shares, as used in this Statement of Additional Information and in the Prospectus, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

                    PURCHASE AND REDEMPTION OF FUND SHARES

        Purchases and redemptions of Fund shares are discussed in the Prospectus under the headings "Purchase of Fund Shares", "Systematic Withdrawal Program", "Redemption of Fund Shares" and "Exchange of Fund Shares"and that information is incorporated herein by reference.

                       DETERMINATION OF NET ASSET VALUE

        Determination of net asset value is set forth in the Prospectus under the heading "Determination of Net Asset Value" and that information is incorporated herein by reference.

                           INVESTMENT ADVISORY AND
                                OTHER SERVICES

        The Fund has an Investment Advisory and Management Services Agreement, a Transfer Agent Agreement and an Underwriting Agreement with State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710. There is a separate Service Agreement among the Fund, the Manager and State Farm Mutual Automobile Insurance Company ("Auto Company"). Each of these four agreements may be continued beyond its current term only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund including a majority of the directors who are not interested persons of any party to such agreement or by vote of a majority of the outstanding shares of the Fund and, in either case, by vote of a majority of the directors who are not interested persons of any party to such agreement, except in their capacity as directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party.

        The Manager is also the investment manager, transfer agent, dividend disbursing agent and underwriter for State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc. and State Farm Interim Fund, Inc. There are similar agreements among each of those funds, the Manager and the Auto Company, except that the Investment Advisory and Management Services Agreements with State Farm Growth Fund, Inc. and State Farm Balanced Fund, Inc. provide for investment advisory fees at annual rates different from those applicable to the Fund.

        Since its inception in 1967, the Manager's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the State Farm mutual funds.

        The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company, which is an Illinois mutual insurance company.

        Messrs. Rust, Joslin, Grimes, Moser, Tipsord, Chevalier and Ms. Dysart are directors and/or officers of the Fund, the Manager and the other State Farm mutual funds (see "Directors and Officers").

                        MANAGEMENT SERVICES AGREEMENT

     Pursuant to an Investment Advisory and Management Services Agreement, the
Manager: (1) acts as the Fund's investment adviser; (2) manages the Fund's investments; (3) administers the Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as directors, officers and agents of the Fund, without compensation from the Fund, if duly elected or appointed.

     The agreement requires the Fund to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and directors who are not affiliated with the Manager; and (2) the cost of preparing and distributing stock certificates, proxy materials, reports and notices to shareowners, brokerage commissions, interest, taxes, federal securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

     As compensation for the services and facilities furnished, the Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rate of 0.20% of the first $50 million of average net assets, 0.15% of the next $50 million of average net assets and 0.10% of the average net assets in excess of $100 million. However, the management fee will be reduced, or the Manager will reimburse the Fund, by any amount necessary to prevent the Fund's total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.

     For the fiscal years ended November 30, 1997, 1996 and 1995, the Manager earned $400,859, $385,258 and $366,394, respectively, for its services as investment adviser to the Fund. Neither the Manager nor any affiliated company receives any brokerage commissions from the Fund as such business is transacted with non-affiliated broker-dealers.

     Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for the Fund may also be appropriate for the accounts of one or more of such companies. Although investment decisions for the Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in a manner considered equitable to the Fund. In some cases this procedure may affect the price or amount of the securities as far as each party is concerned. It is the opinion of the Directors of the Fund, however, that the benefits available to the Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

     The obligation of performance under the Management Agreement between the Manager and the Fund is solely that of the Manager, for which the Auto Company assumes no responsibility.

                              SERVICE AGREEMENT

     Under the Service Agreement, the Auto Company makes available to the Manager the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager to perform its obligations to the Fund. The Manager reimburses the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreement. Accordingly, the Fund makes no payment to the Auto Company under the Service Agreement.

                            UNDERWRITING AGREEMENT

     Pursuant to the Underwriting Agreement, the Manager: (1) is the underwriter of the Fund's shares; (2) acts as agent of the Fund in the continuous sale of its shares; (3) prepares and distributes literature relating to the Fund and its investment performance; (4) distributes and pays for the printing of the Fund's Prospectus; (5) circulates advertising and public relations materials; and (6) pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

     The Manager receives no discount, commission or other compensation as underwriter.

                           TRANSFER AGENT AGREEMENT

     The Transfer Agent Agreement appoints the Manager as the Fund's transfer agent and dividend disbursing agent. Under the terms of the agreement, the
Manager: (1) maintains all shareowner account records; (2) prepares and mails transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the issuance and cancellation of stock certificates; (5) prepares annual shareowner meeting lists; (6) prepares, malls and tabulates proxies; (7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. These services are performed by the Manager at no charge to the Fund.

                           PERFORMANCE INFORMATION

     The Fund provides information on its "Average Annual Total Return" in its annual reports to shareowners and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period.

     Average Annual Total Return is computed as follows:

     ERV=P(1 + T)n

     Where: P = the amount of an assumed initial investment in shares of the
                Fund
            T = average annual total return
            n = number of years from initial investment to the end of the period
            ERV = ending redeemable value of shares held at the end of the period

     For example, as of November 30, 1997 the Average Annual Total Return on a $ 1,000 investment in the Fund for the following periods was:

                                    Average Annual
                                     Total Return
                                    --------------
     1 year                               5.67%
     5 years                              6.20
     10 years                             7.74

     The Fund imposes no sales charges and pays no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the Fund are not necessarily indicative of future results. The Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     The Fund's performance may be compared with movements of market indexes, including the Lehman Brothers Municipal Bond Index. Indexes are unmanaged and do not include transaction costs.

                            PORTFOLIO TRANSACTIONS

     To date all purchases and sales of portfolio securities for the Fund have been made on a net basis without brokerage commissions, in transactions with securities dealers who buy and sell those securities as market makers. Market makers earn the spread between the bid and asked prices at which they buy and sell. New issues of securities offered by underwriters are purchased at prices which are marked up from the discounted prices at which the underwriters purchase for resale. For the three most recent fiscal years, the Fund paid no brokerage commissions.

     Since the Fund will frequently wish to purchase newly issued securities, the Manager appraises, as to each of its dealers, the past record and future prospects in the allocation of new issues of securities by such dealer for purchase by the Fund, and gives weight to such appraisals in selecting dealers to execute market transactions for the Fund, and in designating dealers to be credited with the dealer compensation for purchases by the Fund of newly issued securities.

     The Manager's primary consideration in selecting dealers or brokers to execute transactions, and in designating dealers to be compensated for Fund purchases in underwritings, is the best net price consistent with competent execution. Among the factors considered in evaluating quality of execution are: (1) skill, knowledge and effort required in executing particular transactions; (2) trading and operational capability; (3) financial condition and stability; (4) confidentiality; and (5) reliability and integrity.

     Informational services of a wide variety, which vary in value according to their usefulness to the Manager in making investment decisions for the Fund, are also provided by many dealers. The Fund may pay for useful informational services provided by a dealer by placing brokerage transactions through that dealer in an aggregate amount which, in the opinion of the Manager, is commensurate with the value of the execution services plus the value of any informational services provided by the dealer over a period of time.

     The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Fund, for the other State Farm mutual funds and for the State Farm Companies. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager's costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. Although the other State Farm mutual funds and other State Farm Companies benefit from information obtained for the Fund with the Fund's transactions, the Fund also benefits from information obtained for the other State Farm mutual funds and other State Farm Companies and with their transactions.

                        ADDITIONAL TAX CONSIDERATIONS

     The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one year period ending November 30. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

     Because capital gain distributions reduce net asset value, if you purchase shares shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the net asset value of your shares was reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. Any loss recognized on the disposition of Fund shares acquired which have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent the shareowner received a long-term capital gain distribution with respect to those Fund shares.

     Any loss realized by a shareholder on the disposition of Fund shares held for six months or less is disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares.

     Distributions of long-term capital gains are taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of time the shares have been held. Dividends subject to federal income tax and capital gains are taxed to shareholders at the same rates. However, the distinction between ordinary income or loss and capital gain or loss remains important for certain tax purposes, such as a taxpayer's ability to offset losses against income.

     Under the provisions of the Internal Review Code, interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Even though borrowed funds are not directly traceable to the purchase of shares, the Internal Revenue Service may determine, depending on circumstances, that the indebtedness is incurred for such a purpose. Furthermore, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their tax advisers before purchasing Fund shares. Because of tax implications, investment in the Fund may be unsuitable for such persons.

     Pursuant to the Tax Reform Act of 1986, interest on certain municipal obligations issued by "nonessential governmental issuers" are subject to federal income taxation for those investors subject to the alternative minimum tax. The Fund does not currently intend to purchase municipal obligations whose interest is a tax preference item for purposes of the alternative minimum tax.

                            DIRECTORS AND OFFICERS

     The directors and officers of the Fund, their principal occupations for the last five years and their affiliations, if any, with State Farm Investment Management Corp., the Fund's investment adviser and principal underwriter, are listed below. Unless otherwise noted, the address of each is One State Farm Plaza, Bloomington, Illinois 61710.

Edward B. Rust, Jr., President and Director*
     President and Chairman of the Board, State Farm Mutual Automobile Insurance Company and Director of certain wholly owned insurance subsidiaries and affiliates. President and Director, State Farm Investment Management Corp. Age 47.

Roger S. Joslin, Vice President, Treasurer and Director*
     Senior Vice President and Treasurer, State Farm Mutual Automobile Insurance Company and certain wholly owned insurance subsidiaries and affiliates. Chairman of the Board, State Farm Fire and Casualty Company. Vice President, Treasurer and Director, State Farm Investment Management Corp. Age 61.

Albert H. Hoopes, Director
     Attorney at Law. Address: 1001 North Main Street, Bloomington, Illinois 61701. Age 83.

Thomas M. Mengler, Director
     Dean, University of Illinois College of Law since August, 1993; Assistant Dean prior to August, 1993. Address: 202 Law Building, 504 East Pennsylvania Avenue, Champaign, Illinois 61820. Age 44.

Davis U. Merwin, Director
     Investor. Address: P.O. Box 8, Bloomington, Illinois 61702. Age 69.

James A. Shirk, Director
     Director and President, Beer Nuts, Inc. Address: 103 N. Robinson, Bloomington, Illinois 61701. Age 54.

David R. Grimes, Assistant Vice President and Secretary
     Assistant Vice President of Accounting, State Farm Mutual Automobile Insurance Company. Secretary, State Farm Investment Management Corp.; since 1994, Assistant Vice President and Secretary, State Farm Investment Management Corp. Age 55.

Kurt G. Moser, Vice President
     Director of State Farm Life Insurance Company and State Farm Fire and Casualty Company; Vice President of State Farm Life Insurance Company, and Vice President-Investments of State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company. Director and Senior Vice President, State Farm Investment Management Corp. Age 53.

Julian R. Bucher, Vice President
     Investment Officer, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company. Since 1994, Investment Officer, State Farm Investment Management Corp. Age 55.

Michael L. Tipsord, Assistant Secretary
     Executive Assistant-Operations, State Farm Mutual Automobile Insurance Company, since 1997; Assistant Controller from 1996-1997; Director of Accounting from 1995-1996; Staff Associate in the Controllers' Department from 1991-1995. Assistant Secretary, State Farm Investment Management Corp. Age 38.

Jerel S. Chevalier, Assistant Secretary-Treasurer
     Director-Mutual Funds, State Farm Mutual Automobile Insurance Company. Assistant Treasurer, State Farm Investment Management Corp.; since 1994, Assistant Secretary-Treasurer, State Farm Investment Management Corp. Age 59.

Patricia L. Dysart, Assistant Secretary
     Assistant Tax Counsel, State Farm Mutual Automobile Insurance Company. Since 1995, Assistant Secretary, State Farm Investment Management Corp. Age 34.

*Director who is an "interested person" of the Fund or the Manager, as defined in the Investment Company Act of 1940.

     The directors and officers as a group owned 2.1 % of the Fund's outstanding shares on February 28, 1998.

     The directors and officers of the Fund, excluding Julian R. Bucher, hold identical positions with State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., and State Farm Interim Fund, Inc. Messrs. Rust and Joslin are members of the Executive Committee which has authority during intervals between meetings of the board of directors to exercise the powers of the board with certain exceptions.

Directors or officers who are interested persons of the Fund do not receive any compensation from the Fund for their services to the Fund. The Directors who are not interested persons of the Fund received a fee of $200 for each meeting of the Board of Directors attended during the first quarter of 1997, and $300 for each meeting attended since the second quarter of 1997. Such fees totaled $3,300 during the year ended November 30, 1997 for the board meetings held during the year.

Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.


                                                     TOTAL COMPENSATION FROM
                        AGGREGATE COMPENSATION       THE FUND AND OTHER STATE
  NAME OF PERSON             FROM THE FUND                 FARM FUNDS*
-----------------------------------------------------------------------------
Edward B. Rust, Jr.             $     0                      $     0
-----------------------------------------------------------------------------
Albert H. Hoopes                $ 1,100                      $12,000
-----------------------------------------------------------------------------
Roger S. Joslin                 $     0                      $     0
-----------------------------------------------------------------------------
Thomas M. Mengler**             $     0                      $     0
-----------------------------------------------------------------------------
Davis U. Merwin                 $ 1,100                      $12,000
-----------------------------------------------------------------------------
James A. Shirk                  $ 1,100                      $12,000
-----------------------------------------------------------------------------

* The State Farm Funds are the Fund, State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc. and State Farm Variable Product Trust.

** Did not serve as a Director of the Fund or as a director of the other State
   Farm Funds during 1997.

                             GENERAL INFORMATION

OWNERSHIP OF SHARES

     As of February 28, 1998, no shareowner owned more than five percent of the Fund's outstanding shares.

CUSTODY OF ASSETS

     The securities and cash of the Fund are held by The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, as custodian. BONY delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Directors. Cash of the Fund is also held by Commerce Bank ("Commerce"), 120 S. Center Street, Bloomington, Illinois 61701, as custodian. Commerce receives payments from the Manager for sale of the Fund's shares and performs other duties, as directed by persons duly authorized by the Board of Directors.

INDEPENDENT AUDITORS

     The Fund's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits the Fund's annual financial statements, reviews certain regulatory reports and the Fund's income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

CODE OF ETHICS

     The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Fund avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Directors of the Fund has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Fund's officers and directors and employees of the Manager. The Board of Directors believes that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles.

OTHER INFORMATION

        Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Manager is taking steps that it believes are reasonably designed to address this problem in the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                  APPENDIX - RATINGS OF MUNICIPAL SECURITIES

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Manager believes that the quality of Municipal Securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings my be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Manager, through independent analysis, attempts to discern variations in credit ratings of the published services, and to anticipate changes in credit ratings. The following is a description of the characteristics of certain ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

RATINGS BY MOODY'S

MUNICIPAL BONDS:

     Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than in Aaa securities.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or elements of danger may be present with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

     MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


                       Prime-1     Highest Quality
                       Prime-2     Higher Quality
                       Prime-3     High Quality

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

RATINGS BY S&P

MUNICIPAL BONDS:

     AAA. Bonds rated AAA have the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only to a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher-rated categories.

     BB. B. CCC. CC. Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C. The rate C is reserved for income bonds on which no interest is being paid.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

     Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

     SP-1. Notes rated SP- I have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

     SP-2. Notes rated PS-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

-  Amortization schedule (the larger the final maturity relative to other
maturities, the more likely the issue      will be rated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

COMMERCIAL PAPER:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree to safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

                     STATE FARM MUNICIPAL BOND FUND, INC.
                     PART C OF THE REGISTRATION STATEMENT
                     ------------------------------------

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements:

               Financial Statements included in Part A of this amendment,
                 Financial Highlights

               Financial statements included in Part B of this amendment:

               Statement of assets and liabilities - November 30, 1997* Statement of operations for each of the two years in the period ended November 30, 1997*
               Statement of changes in net assets for each of the two years in the period ended November 30, 1997*
               Portfolio of investments - November 30, 1997*
               Notes to financial statements*
               Report of independent auditors*

               Schedule I has been omitted as the required information is presented in the portfolio of investments at November 30, 1997.

               Schedules II, III, IV and V are omitted as the required
                 information is not present.

              *Incorporated by reference to the Annual Report of registrant for the fiscal year ended November 30, 1997. A copy of that Annual Report is attached hereto, but, except for those portions incorporated by reference, the Annual Report is furnished for the information of the Commission and is not deemed to be filed as part of this amendment.

          (b)  Exhibits
               Note: As used herein the term "Registration Statement" refers to registration statement of registrant on Form S-5, N-1 or N-1A no. 2-58161.

               1. Amended and restated articles of incorporation of registrant*

               2.         By-laws of registrant (as amended and restated
                          March 13, 1998)

               3.         None

               4(a).      Form of stock certificate*

               5(a). Investment advisory and management services agreement between registrant and State Farm Investment Management Corp. dated October 1, 1978*

STATE FARM MUNICIPAL BOND FUND, INC.

               5(b). Service agreement among registrant, State Farm Investment Management Corp. and State Farm Mutual Automobile Insurance Company, as amended, dated September 9, 1977*

               6. Underwriting agreement between registrant and State Farm Investment Management Corp., as amended, dated September 9, 1977*

               7.         None

               8(a). Custodian agreement between registrant and Morgan Guaranty Trust Company of New York dated November 1, 1990*

               8(b). Custodian agreement between registrant and The Peoples Bank dated October 1, 1991*

               9. Transfer agent agreement between registrant and State Farm Investment Management Corp. dated April 1, 1992*

               10.        Opinion of Bell, Boyd & Lloyd dated March 8, 1996*

               11.        Consent of Independent Auditors dated March 20, 1998

               12.        None

               13.        None

               14.        None

               15.        None

               16.        Schedule for Computation of Performance Quotations

               27.        Financial Data Schedule

                        * Incorporated by reference to post-effective
                          amendment no. 24.

Item 25.  Persons controlled by or under Common Control with Registrant

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption "Directors and Officers" and "General Information - Ownership of Shares" and in the first two paragraphs under the caption "Investment Advisory and Other Services" is incorporated herein by reference.

STATE FARM MUNICIPAL BOND FUND, INC.


Item 26.  Number of Security Holders

                                              Number of record holders
          Title of Class                        at December 31, 1997
          --------------                      ------------------------

          Common Stock, $1 par                          4,249

Item 27.  Indemnification

          Section 2-418 of the Maryland General Corporation Law authorizes the registrant to indemnify its directors and officers under specified circumstances.

          Article XVII of the by-laws of the registrant, as amended, provides that the registrant shall indemnify its directors and officers under specified circumstances.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

          The information in the prospectus under the caption "Management of the Fund" is incorporated herein by reference. Neither State Farm Investment Management Corp., nor any of its directors or officers, has at any time during the past two years engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

          Directors and Officers of Investment Adviser -

          Edward B. Rust, Jr., Director and President *

          Roger Joslin, Director, Vice President and Treasurer *

STATE FARM MUNICIPAL BOND FUND, INC.

          Kurt Moser, Director and Senior Vice President *

          John J. Killian, Director - Vice President and Controller, State
            Farm Mutual Automobile Insurance Company and holds a similar position with certain subsidiaries and affiliates.

          Vincent J. Trosino, Director - Executive Vice President, State Farm
            Mutual Automobile Insurance Company.

          Paul N. Eckley, Senior Vice President *

          David R. Grimes, Assistant Vice President and Secretary *

          Michael L. Tipsord, Assistant Secretary *

          Jerel S. Chevalier, Assistant Secretary-Treasurer *

          Patricia L. Dysart, Assistant Secretary *

            * Information in the Statement of Additional Information under the caption "Directors and Officers" is incorporated herein by reference.

Item 29.  Principal Underwriters

          (a) Information under the caption "Investment Advisory and Other Services" in the Statement of Additional Information is incorporated herein by reference.

          (b) Registrant's principal underwriter is also registrant's investment adviser. Accordingly, the information in Item 28 hereof is incorporated herein by reference.

          (c)  Not applicable.

Item 30.  Location of Accounts and Records

          Jerel S. Chevalier, State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710 maintains physical possession of each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

Item 31.  Management Services

          None

STATE FARM MUNICIPAL BOND FUND, INC.

Item 32.  Undertakings

          (a)  Not applicable

          (b)  Not applicable

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareowners, upon request and without charge.

ANNUAL REPORT




State Farm Municipal Bond Fund, Inc.

ONE STATE FARM PLAZA  -  BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services:  (309) 766-2029
           (800) 447-0740







                                                      November 30, 1997








This report is not to be distributed unless preceded or accompanied by a prospectus

                     STATE FARM MUNICIPAL BOND FUND, INC.


Dear Shareowner:

        General movements of interest rates over the course of your Fund's fiscal year fell rather distinctly into two periods. Interest rates rose during the first half of the year as the Federal Reserve nudged short-term interest rates a little higher and investors worried that the rapid pace of general U.S economic growth might lead to higher inflation. The last half of 1997 produced declining interest rates while investors contemplated developments in international markets and observed moderate levels of actual inflation.

        At the end of the year, yields on the municipal securities held by your Fund were slightly lower than they were one year ago. The net asset value of the Fund stands at $8.43 versus $8.44 when the 1996 fiscal year closed.
The Fund's total return, which considers the reinvestment of dividends and the change in net asset value, for the year was 5.7%. Typically, one would expect the net asset value to rise somewhat when yields decline. However, that was not the case this year because we choose to manage the portfolio in a way which emphasizes the receipt of tax-exempt investment income rather than capital appreciation. We believe that most shareholders own the Municipal Bond Fund primarily to receive the benefits of a dependable flow of tax-exempt dividend income so have decided to manage the assets accordingly.

        The following graph compares a $10,000 investment in the Municipal Bond Fund over the past ten years to a theoretical investment of the same amount in the Lehman Brothers Municipal Bond Index:

                                              Lehman Municipal
                   Municipal Bond Fund           Bond Index*

        1987            10,000                     10,000
        1988            11,011                     11,063
        1989            12,158                     12,281
        1990            13,104                     13,227
        1991            14,315                     14,584
        1992            15,603                     16,046
        1993            17,031                     17,826
        1994            16,593                     16,890
        1995            18,951                     20,082
        1996            19,940                     21,263
        1997            21,072                     22,884

* The Lehman Brothers Municipal Bond Index includes approximately 21,000 municipal bonds which are selected to be representative of the market. To be included in the Index, a municipal bond must meet the following criteria: have a minimum credit rating of Baa; have been issued as part of an issue of least $50 million; have an amount outstanding of least $3 million; have been issued within the last five years; and have a maturity of at least one year.

  The Lehman Brothers Index represents unmanaged groups of bonds that differ from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect expenses.

        A major factor affecting money and capital markets since July has been the currency turmoil in Asian countries. As the currencies of developing Asian countries have plunged, stock markets in several of the countries have plummeted 50-60% this year in U.S. dollar terms. Bond markets in these countries have also suffered substantial declines while interest rates rose and financial difficulties intensified. The turbulence in the world's financial markets has caused an increased demand for U.S. Treasury securities as investors seek safety.

        Despite municipal securities trading only in U.S. markets, the international situation has affected the municipal market indirectly. Municipal bonds are regularly compared to U.S. Treasury securities to judge their relative attractiveness as an investment. The demand for U.S. Treasury securities has resulted in their yields recently declining more than those of municipal bonds. Consequently, the yield of a high quality municipal bond maturing in 20 years is now around 85% of that of a U.S. Treasury bond having a comparable maturity. This ratio had been hovering around the 80% level for most of 1996 and 1997. Over the last couple of years property and casualty insurance companies had been the principal buyers of municipal bonds, but we are now seeing an increase in demand from other investors. The higher relative yield of municipal bonds available presently is surely a part of the reason for the heightened demand.

        The composition of your Fund's investments has not changed much since last November. Municipal bonds purchased over the last year had maturities ranging from 12-15 years. Good quality bonds dominate the portfolio. About 82% of the long-term assets are rated AA or better, and another 6% are not rated but are considered to be of equivalent quality since those issues are backed by U.S. Treasury securities. The entire portfolio of the Fund falls into the top three rating categories when the aforementioned issues are included at appropriate equivalent ratings. The average weighted maturity of the Fund's portfolio is approximately 7.25 years with all maturities spread out over the next 15 years.

        An intermediate maturity structure has been the orientation of the Fund's portfolio for several years. Such a structure seems particularly appropriate at the moment since bonds with an intermediate maturity provide about 80-85% of the yield available from bonds with long maturities.

        As always, we encourage you to view your investment in the Fund as a genuinely long-term commitment and to accept market volatility as an inevitable consequence of owning a municipal bond fund. The high quality investments of the Fund should provide a dependable flow of dividend income through all types of markets.

        The Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.

                                  Sincerely,


                          /s/ Kurt G. Moser       /s/ Julian R. Bucher

                          Kurt G. Moser           Julian R. Bucher
                          Vice President          Vice President

                          December 18, 1997

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Shareowners
State Farm Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Municipal Bond Fund, Inc. as of November 30, 1997, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Municipal Bond Fund, Inc. at November 30, 1997, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988, in conformity with generally accepted accounting principles.

                                                 ERNST & YOUNG LLP




Chicago, Illinois
December 12, 1997

                     STATE FARM MUNICIPAL BOND FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

                                                                                                     RATING
PRINCIPAL                                                                                           (MOODY'S
AMOUNT                  ISSUER                                                                      OR S & P)      VALUE

                                          LONG-TERM MUNICIPAL BONDS (96.4%):
                        SECURED BY U.S. TREASURY OBLIGATIONS (17.4%):
     $     45,000       San Antonio, Texas Water System Rev. Refunding Bonds, Ser. 1992, 5.80%,
                        5-15-1999 (Escrowed to maturity)                                               Aaa     $       46,151
          500,000       Orlando Utilities Commission, Florida Water and Electric Rev., Ser. 1983,
                        9.60%, 10-1-1999 (Escrowed to maturity)                                        Aaa            548,975
        2,000,000       State of Washington Motor Vehicle Fuel Tax General Obligation Bonds
                        (State Route 90), Ser. CC-8, 7.10%, 3-1-2000 (Prerefunded to 3-1-1999
                        @ 100)                                                                         Aaa          2,077,860
        1,000,000       State of Texas Public Finance Authority General Obligation Bonds, Ser.
                        1990A, 7.00%, 10-1-2000 (Prerefunded to 10-1-1999 @ 100)                       AA           1,051,380
        2,840,000       Washington Suburban Sanitary District of Maryland, General Obligation
                        Bonds, 7.00%, 12-1-2001 (Prerefunded to 12-1-1998 @ 102)                       Aaa          2,982,880
        2,250,000       Pima County, Arizona Unified School District No. 1, Tucson School
                        Improvement Bonds, Ser. 1990 B, 6.90%, 7-1-2002 (Prerefunded
                        to 7-1-2000 @ 101)                                                             A            2,422,688
        3,000,000       Tempe Union High School District No. 213, Maricopa County, Arizona
                        School Improvement General Obligation Bonds, Project of 1989, Ser.
                        1992B, 5.875%, 7-1-2002 (Prerefunded to 7-1-2001 @ 101)                        A+           3,186,690
          475,000       Johnson County Water District No. 1, Kansas Water Rev., Ser. 1982A,
                        10.25%, 8-1-2002 (Escrowed to maturity)                                        Aaa            586,102
        3,500,000       Milwaukee, Wisconsin Metropolitan Sewerage District General Obligation
                        Capital Purpose Bonds, Ser. 1990A, 6.70%, 10-1-2002 (Escrowed to
                        Maturity)                                                                      NR           3,857,315
        1,885,000       Federal Way School District No. 210, King County, Washington Unlimited
                        Tax General Obligation Refunding Bonds, Series 1987, 6.75%, 12-1-2002
                        (Prerefunded to 12-1-97 @ 100)                                                 A1           1,885,754
          900,000       Metropolitan Government of Nashville and Davidson County, Tennessee
                        Water and Sewer Rev., Ser. 1982, 10.50%, 12-1-2002 (Prerefunded
                        to 12-1-1997 @ 100)                                                            Aaa            900,810
        3,000,000       City of Lakeland, Florida Electric and Water Rev., Ser. 1989, 6.90%,
                        10-1-2003 (Prerefunded to 10-1-1999 @ 102)                                     Aa           3,207,330
        2,620,000       Cherry Creek School District No. 5, Arapahoe County,
                        Colorado General Obligation Improvement Bonds, Ser. 1990, 7.00%,
                        12-15-2003 (Prerefunded to 12-15-2000 @ 101)                                   Aa2          2,857,424
        2,000,000       Jefferson County, Colorado School District No. R-1 General Obligation Bonds,
                        Ser., 1992, 5.75%, 12-15-2003 (Prerefunded to 12-15-2002 @ 101)                Aaa          2,148,420
        2,000,000       Fargo, North Dakota Water Revenue of 1993, 5.00%, 1-1-2004
                        (Escrowed to Maturity)                                                         Aaa          2,065,640
        2,000,000       City of Grand Rapids, Michigan Water Supply System Improvement Rev.
                        Bonds, Ser. 1988, 7.70%, 1-1-2004 (Prerefunded to 1-1-1998 @ 102)              Aaa          2,047,300
        2,000,000       Jackson, Mississippi General Obligation Bonds, Ser. 1988, 7.50%, 5-1-2004
                        (Prerefunded to 5-1-1998 @ 100)                                                NR           2,030,680
        3,500,000       City of Los Angeles, California Wastewater System Rev. Bonds, Ser. 1990 B,
                        6.90%, 6-1-2004 (Prerefunded to 6-1-2000 @ 102)                                Aaa          3,803,800

                                      5

                     STATE FARM MUNICIPAL BOND FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997
                                                                                                     RATING
PRINCIPAL                                                                                           (MOODY'S
AMOUNT                  ISSUER                                                                      OR S & P)      VALUE

                        SECURED BY U.S. TREASURY OBLIGATIONS (Continued)

     $  3,000,000       Omaha Public Power District of Nebraska, Electric Systems Rev., Ser. A,
                        6.70%, 2-1-2005 (Prerefunded to 2-1-2000 @ 101.5)                              AA      $    3,200,790
        2,500,000       King County, Washington, Health Care Capital Improvement Bonds
                        (Harborview Project), Ser. 1988 B, 7.30%, 12-1-2005 (Prerefunded to
                        12-1-1998 @ 100)                                                               NR           2,582,400
        1,900,000       Fort Worth Independent School District, Texas School Building Unlimited
                        Tax Bonds, Ser. 1989, 6.75%, 2-15-2006 (Prerefunded to
                        2-15-1999 @ 100)                                                               AAA          1,963,745
        2,600,000       Washington Public Power Supply System Nuclear Project No. 1,
                        Rev. Refunding Bonds, Ser. 1989A, 7.50%, 7-1-2007
                        (Prerefunded to 7-1-1999 @ 102)                                                Aaa          2,784,756
        2,000,000       State of Texas Public Financial Authority General Obligation Bonds, Ser.
                        1988A, 6.50%, 10-1-2007 (Prerefunded to 10-1-1998 @ 100)                       AA           2,043,260
        1,500,000       Washington Public Power Supply System Nuclear Project No. 2, Rev.
                        Refunding Bonds, Ser. 1990 A, 7.625%, 7-1-2008 (Prerefunded to
                        7-1-2000 @ 102)                                                                Aaa          1,653,180
        6,000,000       Omaha Public Power District, Nebraska Electric System Revenue Bonds,
                        1992, Series B, 6.15%, 2-1-2012 (Escrowed to Maturity)                         Aa2          6,686,640
                                                                                                               --------------
                                                                                                                   58,621,970
                        GENERAL OBLIGATIONS (58.9%):

        1,100,000       Stillwater, Minnesota Independent School District #834, General
                        Obligation School Building Bonds, Ser. 1991, 6.25%, 2-1-1998                   Aaa          1,104,752
        3,000,000       Scottsdale Unified School District No. 48 of Maricopa County, Arizona
                        Refunding Bonds, Ser. 1991, 6.75%, 7-1-1998                                    Aa2          3,051,750
        1,350,000       Stillwater, Minnesota Independent School District #834, General
                        Obligation School Building Bonds, Ser. 1991, 6.25%, 2-1-1999                   Aaa          1,386,234
          400,000       State of California, Variable Purpose General Obligation Bonds, 9.00%,
                        4-1-1999                                                                       A1             426,104
          150,000       Oregon Veterans' Welfare General Obligation Bonds, Ser. LXIV, 9.00%,
                        4-1-1999                                                                       Aa2            159,810
        2,500,000       Austin Independent School District, Texas Unlimited Tax Refunding
                        Bonds, Ser. 1991, 6.20%, 8-1-1999                                              Aaa          2,590,000
        1,000,000       State of Texas Public Finance Authority General Obligation Bonds, Ser.
                        1990A, 7.00%, 10-1-1999                                                        Aa2          1,053,390
        3,000,000       Washington Suburban Sanitary District, Maryland Water Supply Refunding
                        Bonds of 1991, 6.00%, 11-1-1999                                                Aa1          3,113,130
          200,000       Charleston, Illinois Water Works Improvement Bonds, 8.00%, 1-1-2000            A              214,718
        3,000,000       State of California Various Purpose General Obligation Bonds, 5.90%, 2-1-2000  A1           3,114,510
        2,500,000       DuPage Water Commission, Illinois General Obligation Water Refunding
                        Bonds, Ser. 1992, 5.85%, 3-1-2000                                              Aaa          2,592,400
        1,000,000       State of Texas Veterans' Land Board General Obligation Bonds, Ser. 1984,
                        9.00%, 12-1-2000                                                               Aa2          1,095,210
        1,885,000       Anoka County, Minnesota General Obligation Capital Improvement
                        Refunding Bonds, Ser. 1992C, 5.20%, 2-1-2001                                   A1           1,941,022


                                      6

                     STATE FARM MUNICIPAL BOND FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997
                                                                                                     RATING
PRINCIPAL                                                                                           (MOODY'S
AMOUNT                  ISSUER                                                                      OR S & P)      VALUE

                GENERAL OBLIGATIONS (Continued)

     $  1,200,000       Shelby County, Tennessee General Obligation Refunding Bonds, 1992
                        Ser. B, 5.20%, 3-1-2001                                                        Aa2     $    1,238,016
          400,000       State of California General Obligation Veterans Bonds, Ser. AL, 9.60%,
                        4-1-2001                                                                       A1             467,056
        2,200,000       City and County of Honolulu, Hawaii General Obligation Refunding
                        Bonds, 1992 Ser. 1, 5.60%, 6-1-2001                                            Aa2          2,296,712
        2,000,000       School District of Leon County, Florida General Obligation Refunding
                        Bonds, Ser. 1991, 5.85%, 7-1-2001                                              A1           2,114,500
        2,000,000       Howard County, Maryland Consolidated Public Improvement Refunding
                        Bonds, Ser. 1991B, 5.80%, 8-15-2001                                            Aaa          2,116,760
        2,110,000       State of Nevada General Obligation (Limited Tax) Hoover Uprating
                        Refunding Bonds, Ser. 1992, 6.00%, 10-1-2001                                   Aa2          2,246,580
          900,000       Monroe County Jail, Indiana, First Mortgage Refunding Bonds, Series
                        1993, 4.90%, 1-1-2002                                                          A1             916,668
        1,535,000       Columbus, Ohio Sewer Improvement No. 27 Refunding Bonds, Ser. 1991,
                        5.90%, 2-15-2002                                                               Aaa          1,635,435
        1,000,000       Williamson County, Tennessee Public Works Refunding Bonds, Ser. 1992,
                        5.65%, 3-1-2002                                                                Aa1          1,054,400
        1,500,000       City of Tulsa, Oklahoma General Obligation Refunding Bonds of 1993,
                        5.05%, 6-1-2002                                                                Aa2          1,550,055
          925,000       Monroe County Jail, Indiana First Mortgage Refunding Bonds, Series 1993,
                        4.90%, 7-1-2002                                                                A1             944,018
        2,100,000       Jackson Public School District, Mississippi General Obligation School
                        Bonds, Ser. 1992, 5.80%, 7-1-2002                                              A1           2,228,247
        1,000,000       Pima County, Arizona General Obligation Refunding Bonds, Ser. 1992,
                        6.30%, 7-1-2002                                                                Aa           1,086,050
        1,500,000       County of Ramsey, Minnesota General Obligation Capital Improvement
                        Refunding Bonds, Ser. 1992C, 5.40%, 12-1-2002                                  Aaa          1,577,835
        1,505,000       Anchorage, Alaska General Obligation General Purpose Refunding Bonds,
                        4.60%, 2-1-2003                                                                Aaa          1,517,341
        2,000,000       Lake County, Illinois Forest Preserve District General Obligation
                        Refunding Bonds, Ser. 1992B, 5.70%, 2-1-2003                                   Aa2          2,122,940
        1,050,000       Oklahoma City, Oklahoma General Obligation Bonds, Series 1993, 5.15%,
                        5-1-2003                                                                       Aa2          1,091,234
        2,000,000       Nashville and Davidson County, Tennessee General Obligation Refunding
                        Bonds of 1993, 5.00%, 5-15-2003                                                Aa2          2,062,640
        2,000,000       State of Illinois General Obligation Refunding Bonds, Series of June 1993,
                        5.00%, 6-1-2003                                                                Aa3          2,057,180
        1,500,000       Municipality of Anchorage, Alaska 1993 General Obligation Refunding
                        School Bonds, Series B, 4.90%, 9-1-2003                                        Aaa          1,538,490
        2,000,000       Texas Public Finance Authority, State of Texas General Obligation
                        Refunding Bonds, Ser. 1992A, 5.70%, 10-1-2003                                  Aa2          2,141,140
        2,000,000       State of Wisconsin General Obligation Refunding Bonds of 1993, Series 1,
                        5.30%, 11-1-2003                                                               Aa2          2,098,320
        2,000,000       State of Wisconsin General Obligation Refunding Bonds of 1993, Series 3,
                        4.75%, 11-1-2003                                                               Aa2          2,041,360

                                      7

                     STATE FARM MUNICIPAL BOND FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997
                                                                                                     RATING
PRINCIPAL                                                                                           (MOODY'S
AMOUNT                  ISSUER                                                                      OR S & P)      VALUE

                        GENERAL OBLIGATIONS (Continued)

     $  2,520,000       Federal Way School District No. 210, King County, Washington Unlimited
                        Tax General Obligation and Refunding Bonds, Series 1993, 5.25%, 12-1-2003      Aaa     $    2,633,450
        2,025,000       County of DuPage, Illinois General Obligation Refunding Bonds (Alternate
                        Rev. Source - Stormwater Project), 5.10%, 1-1-2004                             Aaa          2,095,612
        2,000,000       Indianapolis, Indiana Local Public Improvement Bond Bank, Series 1993A
                        Bonds, 5.25%, 1-10-2004                                                        Aaa          2,082,640
        2,100,000       Cherokee County School Systems, Georgia General Obligation School
                        Series 1993, 4.90%, 2-1-2004                                                   A1           2,153,865
        2,300,000       Osseo Area Schools, Minnesota, General Obligation Refunding Bonds,
                        Series 1993, 4.60%, 2-1-2004                                                   A1           2,324,518
        2,300,000       Indianapolis, Indiana Local Public Improvement Bond Bank Refunding
                        Bonds, Series 1993 B, 4.70%, 2-15-2004                                         Aaa          2,322,080
        1,600,000       County of Buncombe, North Carolina Refunding Bonds, Series 1993,
                        5.10%, 3-1-2004                                                                Aa2          1,663,296
        1,050,000       Oklahoma City, Oklahoma General Obligation Bonds, Series 1993, 5.25%,
                        5-1-2004                                                                       Aa2          1,093,176
        2,000,000       Davis County School District, Davis County, Utah General Obligation
                        Refunding Bonds, Series 1993A, 4.50%, 6-1-2004                                 Aaa          2,007,840
        2,000,000       Alachua County School District, Alachua County, Florida General
                        Obligation Refunding Bonds, Series 1994, 4.50%, 7-1-2004                       Aaa          2,015,820
        2,000,000       Deer Valley Unified School District No. 97 of Maricopa County, Arizona
                        School Improvement Bonds, Project of 1992, Series A (1993), 5.125%,
                        7-1-2004                                                                       Aaa          2,085,660
        1,205,000       DeKalb County School District, Georgia General Obligation Refunding
                        Bonds, Series 1993, 5.10%, 7-1-2004                                            Aa           1,252,091
        1,000,000       Maricopa County, Arizona Unified School District No. 69, Paradise Valley
                        School Improvement Bonds, Ser. 1990A, 7.10%, 7-1-2004                          A1           1,150,320
        1,540,000       Joint School District No. 2, Ada and Canyon Counties, Idaho, General
                        Obligation School Bonds, Series 1994, 5.00%, 7-30-2004                         Aa           1,597,381
        3,215,000       State of Minnesota General Obligation State Refunding Bonds, 5.125%,
                        8-1-2004                                                                       Aaa          3,332,476
        2,000,000       Harris County, Texas Road and Refunding Bonds, Series 1993, 4.70%,
                        10-1-2004                                                                      Aa2          2,035,040
        2,000,000       City of Seattle, Washington Unlimited Tax General Obligation Refunding
                        Bonds, 1993, 4.80%, 12-1-2004                                                  Aa1          2,034,740
        1,800,000       Nashville and Davidson County, Tennessee General Obligation Refunding
                        Bonds of 1993, 5.00%, 5-15-2005                                                Aa2          1,858,842
        1,625,000       Charleston County, South Carolina General Obligation Bonds of 1994
                        (ULT), 5.40%, 6-1-2005                                                         Aa3          1,721,606
        1,100,000       Municipality of Anchorage, Alaska 1994 General Obligation School Bonds,
                        5.40%, 7-1-2005                                                                Aaa          1,159,444
        2,000,000       Oklahoma City, Oklahoma General Obligation Refunding Bonds, Series
                        1993, 5.30%, 8-1-2005                                                          Aa2          2,108,120
        1,600,000       Natrona County, Wyoming School District No. 1 General Obligation
                        Bonds, Ser. 1994, 5.45%, 7-1-2006                                              Aaa          1,677,488
        2,340,000       City of Phoenix, Arizona General Obligation Refunding Bonds, Ser. 1993 A,
                        5.30%, 7-1-2006                                                                Aa1          2,472,140
        2,125,000       Southwest Allen, Indiana High School Building Corp., 1st Mortgage
                        Refunding Bonds, Series 1996B, 4.85%, 7-15-2006                                Aaa          2,154,835
        2,000,000       State of California Various Purpose General Obligation Bonds, 6.00%,
                        10-1-2006                                                                      A1           2,218,360

                                      8

                     STATE FARM MUNICIPAL BOND FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997
                                                                                                     RATING
PRINCIPAL                                                                                           (MOODY'S
AMOUNT                  ISSUER                                                                      OR S & P)      VALUE

                        GENERAL OBLIGATIONS (Continued)

     $  3,215,000       Forsyth County School District, Georgia, General Obligation Bonds, Series
                        1995, 5.05%, 7-1-2007                                                          Aaa     $    3,323,571
        2,000,000       Arapahoe County School District #6, Colorado, Littleton Public Schools
                        General Obligation Improvement Bonds, Series 1995A, 5.00%, 12-1-2007           Aa           2,066,860
        2,780,000       Salt Lake County, Utah General Obligation Jail Bonds, Series 1995, 5.00%,
                        12-15-2007                                                                     Aaa          2,865,374
        2,355,000       Carrollton-Farmers Branch Independent School District (Dallas and
                        Denton Counties, Texas) School Building Unlimited Tax Bonds, Series
                        1996, 5.20%, 2-15-2008                                                         Aaa          2,423,978
        2,000,000       State of Wisconsin General Obligation Bonds of 1995, Series A, 6.00%,
                        5-1-2008                                                                       Aa2          2,154,900
        2,000,000       State of Florida, State Board of Education, Public Education Capital Outlay
                        Refunding Bonds, 1995 Series C, 5.125%, 6-1-2008                               Aa2          2,059,060
        1,000,000       Maricopa County, Arizona Unified School District No. 69, Paradise Valley
                        School Improvement Bonds, Ser. 1994A, 7.10%, 7-1-2008                          A1           1,196,610
        1,700,000       State of South Carolina General Obligation State Highway Bonds, Series
                        1995, 5.10%, 8-1-2008                                                          Aaa          1,760,316
        3,000,000       State of Texas Public Finance Authority General Obligation Refunding
                        Bonds, Series 1996B, 5.40%, 10-1-2008                                          Aa2          3,145,950
        4,000,000       County of Wake, North Carolina, General Obligation School Bonds,
                        Series 1997, 4.90%, 3-1-2009                                                   Aaa          4,049,480
        1,200,000       Maricopa County, Arizona Unified School District No. 69, Paradise Valley
                        School Improvement Bonds, Ser. 1994A, 7.00%, 7-1-2009                          A1           1,431,444
        3,590,000       State of Georgia, General Obligation Bonds, 1996 C, 6.25%, 8-1-2009            Aaa          4,075,117
        1,700,000       State of South Carolina General Obligation State Highway Bonds, Series
                        1995, 5.25%, 8-1-2009                                                          Aaa          1,766,572
        4,000,000       City and County of Honolulu, Hawaii, General Obligation Bonds,
                        Series 1996A, 5.40%, 9-1-2009                                                  Aaa          4,168,840
        4,000,000       State of Illinois, General Obligation Bonds, Series September 1996,
                        5.45%, 9-1-2009                                                                Aaa          4,185,400
        4,250,000       Mesa Unified School District No. 4 of Maricopa County, Arizona,
                        School Improvement Bonds, Project of 1995, Series D (1997),
                        4.75%, 7-1-2010                                                                Aaa          4,190,415
        2,500,000       Maricopa County, Arizona Unified School District No. 69, Paradise Valley
                        School Improvement Bonds, Ser. 1994A, 7.00%, 7-1-2010                          A1           2,989,000
        2,500,000       State of Wisconsin General Obligation Refunding Bonds of 1993, Ser. 2,
                        5.125%, 11-1-2010                                                              Aa2          2,565,375
        2,540,000       Mesa County Valley School District No. 51, County of Mesa, State of Colorado,
                        General Obligation Bonds, Series 1996, 5.30%, 12-1-2010                        Aaa          2,620,035
        3,000,000       State of Hawaii General Obligation Bonds of 1992, Series BW, 6.375%, 3-1-2011  Aa3          3,421,290
        5,000,000       State of Louisiana, General Obligation Bonds, Series 1997A, 5.375%, 4-15-2011  Aaa          5,156,600
        3,800,000       Northville Public Schools, Michigan, 1997 Sch. Bldg. & Site & Ref., 5.10%,
                        5-1-2011                                                                       Aaa          3,810,564
        2,000,000       Washington and Clackamas Counties School District #23J (Tigard-Tualatin),
                        Oregon, General Obligation Bonds, Series 1995, 5.55%, 6-1-2011                 A1           2,065,700
        2,000,000       State of Georgia, General Obligation Bonds, Series 1995C, 5.70%, 7-1-2011      Aaa          2,161,500
        1,125,000       The State of Delaware General Obligation Bonds, Series 1994B, 6.00%,12-1-2011  Aa1          1,199,756
        3,000,000       State of Georgia General Obligation Bonds, Series 1995B, 5.75%, 3-1-2012       Aaa          3,249,600
        3,000,000       State of Georgia, General Obligation Bonds, 1997A, 6.25%, 4-1-2012             Aaa          3,403,620
        5,000,000       State of Ohio, Full Faith & Credit General Obligation Infrastructure
                        Improvement Bonds, Series 1997, 5.35%, 8-1-2012                                Aa1          5,153,100
        4,500,000       State of Washington General Obligation Bonds, Series 1993A, 5.75%, 10-1-2012   Aa1          4,865,175
        1,125,000       The State of Delaware General Obligation Bonds, Series 1994B, 6.00%, 12-1-2012 Aa1          1,205,280
                                                                                                               --------------
                                      9                                                                           197,967,329

                     STATE FARM MUNICIPAL BOND FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997
                                                                                                     RATING
PRINCIPAL                                                                                           (MOODY'S
AMOUNT                  ISSUER                                                                      OR S & P)      VALUE

                        MUNICIPAL REVENUE (19.2%):

     $  2,000,000       City of St. Petersburg, Florida Public Utility Refunding
                        Rev. Bonds, Ser. 1991, 6.10%, 10-1-1998                                        Aa      $    2,037,380
        3,000,000       City of Colorado Springs, Colorado Utilities System Refunding Rev., Ser
                        1991A, 6.10%, 11-15-1998                                                       Aa2          3,063,870
        1,445,000       San Antonio, Texas Water System Rev. Refunding Bonds, Ser. 1992, 5.80%,
                        5-15-1999                                                                      Aaa          1,481,747
        1,250,000       Washington Public Power Supply System Nuclear Project No.3, Refunding
                        Rev. Bonds, Ser. 1991A, 6.25%, 7-1-2000                                        Aa1          1,310,800
        1,250,000       State of New York Power Authority General Purpose Bonds, Ser. Z, 6.00%,
                        1-1-2001                                                                       Aa2          1,316,875
        1,400,000       San Diego County Water Authority Water Rev. Certificates of Participation,
                        Ser. 1991A, 6.00%, 5-1-2001                                                    Aa           1,482,432
        2,000,000       Nashville and Davidson County, Tennessee Electric System Rev. Bonds,
                        1992 Series B, 5.50%, 5-15-2002                                                Aa           2,100,760
        1,000,000       Washington Public Power Supply System Nuclear Project No.1, Rev. Refunding
                        Bonds, Ser. 199OC, 7.70%, 7-1-2002                                             Aa1          1,133,050
        1,080,000       Charleston, South Carolina Waterworks and Sewer Systems Rev. Refunding Bonds,
                        Ser. 1986A, 6.90%, 1-1-2003                                                    A1           1,098,878
        2,000,000       City of Des Moines, Iowa Sewer Rev. Bonds, Ser. 1992D, 6.00%, 6-1-2003         Aaa          2,130,540
        2,500,000       City of Albuquerque, New Mexico Joint Water and Sewer Refunding Rev. Bonds,
                        Ser. 1990B, 7.00%, 7-1-2003                                                    Aa3          2,715,300
        2,000,000       Washington Public Power Supply System, Nuclear Project No.3 Refunding
                        Revenue Bonds, Series 1993C, 4.80%, 7-1-2003                                   Aa1          2,026,360
        2,000,000       City of Lincoln, Nebraska, Water Revenue and Refunding Bonds, Series 1993,
                        4.90%, 8-15-2003                                                               Aa2          2,056,060
        2,850,000       City of Lincoln, Nebraska, Electric System Revenue Refunding Bonds,
                        1993 Series A, 4.70%, 9-1-2003                                                 Aa           2,900,189
        1,500,000       Nashville and Davidson County, Tennessee Water and Sewer Revenue
                        Refunding Bonds, Series 1993, 4.90%, 1-1-2004                                  Aaa          1,540,470
        1,710,000       Southern Minnesota Municipal Power Agency, Power Supply System
                        Revenue Bonds, Series 1993 B, 4.60%, 1-1-2004                                  A2           1,708,136
        1,500,000       Municipal Electric Authority of Georgia General Power Rev. Bonds,
                        1993A Series, 5.00%, 1-1-2004                                                  A3           1,529,925
        2,000,000       City of Dallas, Texas Waterworks and Sewer System Rev. Refunding Bonds,
                        Series 1993, 4.90%, 4-1-2004                                                   Aa2          2,042,300
        2,045,000       City of Iowa City, Johnson County, Iowa Sewer Rev. Bonds, 5.875%, 7-1-2004     Aaa          2,165,287
        2,000,000       City of Jackson, Mississippi Water and Sewer System Rev. Refunding Bonds,
                        Series 1993-A, 4.85%, 9-1-2004                                                 Aaa          2,046,160
        1,685,000       Hampton Roads Sanitation District, Virginia Wastewater Refunding and
                        Capital Improvement Revenue Bonds, Series 1993, 4.70%, 10-1-2004               Aa           1,714,521
        3,000,000       City of Los Angeles Department of Water and Power, Electric Plant
                        Refunding Revenue Bonds, Second Issue of 1993, 4.80%, 11-15-2004               Aa3          3,071,310
        2,200,000       The Water Works and Sewer Board, Birmingham, Alabama Water and
                        Sewer Revenue Bonds, Series 1994, 4.75%, 1-1-2005                              Aa           2,231,680
        1,500,000       Omaha, Nebraska Public Power District Electric System Rev. Bonds, 1993,
                        Series B, 5.10%, 2-1-2005                                                      Aa2          1,557,405
        1,325,000       Winston-Salem, North Carolina Water & Sewer System Revenue Bonds,
                        Series 1995B, 5.00%, 6-1-2007                                                  Aa2          1,365,452

                                      10

                     STATE FARM MUNICIPAL BOND FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997
                                                                                                     RATING
PRINCIPAL                                                                                           (MOODY'S
AMOUNT                  ISSUER                                                                      OR S & P)      VALUE

                        MUNICIPAL REVENUE (Continued)

     $  2,830,000       Sacramento County, California Sanitary District Financing Authority
                        Revenue Bonds, 1995, 5.00%, 12-1-2007                                          Aa3     $    2,922,286
        4,500,000       Nashville and Davidson County, Tennessee Water & Sewer Revenue
                        Refunding Bonds, Series 1996, 5.25%, 1-1-2008                                  Aaa          4,711,680
        1,665,000       Winston-Salem, North Carolina Water & Sewer System Revenue Bonds,
                        Series 1995B, 5.10%, 6-1-2008                                                  Aa2          1,714,068
        1,500,000       Sacramento County, California Sanitary District Financing Authority
                        Revenue Bonds, 1995, 5.00%, 12-1-2008                                          Aa3          1,534,395
        4,000,000       City of Portland, Oregon, Sewer System Revenue Refunding Bonds,
                        1997 Series A, 5.00%, 6-1-2011                                                 Aaa          4,012,000
        1,840,000       City of Dallas, Texas Waterworks and Sewer System Revenue Bonds, Series
                        1994A, 6.375%, 10-1-2012                                                       Aa2          1,972,958
                                                                                                               --------------
                                                                                                                   64,694,274

                        INDUSTRIAL REVENUE - UTILITIES (0.9%):

        3,000,000       Becker, Minnesota Pollution Control Rev. Refunding Bonds, Ser 1989A,
                        6.80%, 4-1-2007 (Northern States Power Co. - Sherburne Cnty. Gen. Sta. Units
                        1 & 2 Proj.)                                                                   A2           3,155,730
                                                                                                               --------------

                          Total long-term municipal bonds (cost: $308,098,819)                                    324,439,303

                        SHORT-TERM INVESTMENTS (2.8%):

        6,000,000       U.S. Treasury bills, 4.92% to 5.19% effective yield, due December, 1997 to
                        February, 1998                                                                              5,963,320
        3,300,000       General Motors Acceptance Corp., 5.60%, due December, 1997                                  3,301,027
                                                                                                               --------------
                        Total short-term investments (cost: $9,263,335)                                             9,264,347
                                                                                                               --------------

                        TOTAL INVESTMENTS (99.2%) (cost: $317,362,154)                                            333,703,650
                        CASH AND OTHER ASSETS, LESS LIABILITIES (0.8%)                                              2,658,979
                                                                                                               --------------
                        NET ASSETS (100.0%)                                                                    $  336,362,629
                                                                                                               ==============

Note:     (a) At November 30, 1997, net unrealized appreciation of $16,341,496 consisted entirely of gross unrealized appreciation based on cost of $317,362,154 for federal income tax purposes.

          (b) Ratings are unaudited. NR denotes no rating available.

                     STATE FARM MUNICIPAL BOND FUND, INC.
                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1997

                                    ASSETS
Investments, at value (cost $317,362,154)                                       $ 333,703,650
Cash                                                                                  338,833
Receivable for:
        Interest                                              $   5,508,590
        Shares of the Fund sold                                      70,608
        Sundry                                                        5,316         5,584,514
                                                              -------------
Prepaid expenses                                                                       15,773
                                                                                -------------
                Total assets                                                      339,642,770

                          LIABILITIES AND NET ASSETS

Payable for:
        Dividends to shareowners                                  2,778,489
        Shares of the Fund redeemed                                 384,783
        Other accounts payable (including $106,948 to Manager)      116,869
                                                              -------------
                Total liabilities                                                   3,280,141
                                                                                -------------

Net assets applicable to 39,893,402 shares outstanding
        of $1.00 par value common stock (100,000,000
        shares authorized)                                                      $ 336,362,629
                                                                                =============

Net asset value, offering price and redemption
        price per share                                                         $       8.43
                                                                                =============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares
        over amounts paid on redemptions of shares
        on account of capital                                                   $ 320,021,133
Net unrealized appreciation of investments                                         16,341,496
                                                                                -------------
Net assets applicable to shares outstanding                                     $ 336,362,629
                                                                                =============



                See accompanying notes to financial statements

                     STATE FARM MUNICIPAL BOND FUND, INC.
                           STATEMENTS OF OPERATIONS

                                                        Year ended November 30,
                                                          1997           1996

INVESTMENT INCOME:
        Tax-exempt interest                          $ 18,341,212    17,621,142
        Taxable interest                                  450,856       735,320
                                                     --------------------------
Total investment income                                18,792,068    18,356,462

EXPENSES:
        Investment advisory and management fees           400,859       385,258
        Audit fees                                         22,724        21,106
        Legal fees                                          1,984         3,006
        Fidelity bond expense                               4,158         4,433
        Directors' fees                                     3,300         3,000
        Reports to shareowners                              3,204         5,141
        Securities evaluation fees                         18,314        19,874
        Franchise taxes                                    17,859        16,602
        Custodian fees                                     13,387        24,936
        Other                                              17,873        18,775
                                                     --------------------------
                Total expenses                            503,662       502,131
                Less: Custodian fees paid indirectly            -        18,709
                                                     --------------------------
                Net expenses                              503,662       483,422
                                                     --------------------------
Net investment income                                  18,288,406    17,873,040

REALIZED AND UNREALIZED GAIN
        ON INVESTMENTS:
        Net realized gain on sales of investments               -       121,825
        Change in net unrealized appreciation            (222,358)   (1,805,995)
                                                     --------------------------

Net realized and unrealized gain on investments          (222,358)   (1,684,170)
                                                     --------------------------

Net change in net assets resulting from operations   $ 18,066,048    16,188,870
                                                     ==========================




                See accompanying notes to financial statements

                     STATE FARM MUNICIPAL BOND FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED NOVEMBER 30,
                                                          1997          1996

From operations:
        Net investment income                        $ 18,288,406    17,873,040
        Net realized gain on sales of investments               -       121,825
        Change in net unrealized appreciation            (222,358)   (1,805,995)
                                                     --------------------------

Net change in net assets resulting from operations     18,066,048    16,188,870

Dividends to shareowners from:
        Net investment income (per share $.47
           in 1997, and $.48 in 1996)                 (18,288,406)  (17,873,040)
        Net realized gain (per share $.003 in 1997
           and $.006 in 1996)                            (121,825)     (214,926)
                                                     --------------------------
Total distributions to shareowners                    (18,410,231)  (18,087,966)

From Fund share transactions:
        Proceeds from shares sold                      27,490,904    27,900,088
        Reinvestment of ordinary income dividends
                and capital gain distributions         14,256,886    13,618,482
                                                     --------------------------
                                                       41,747,790    41,518,570
        Less payments for shares redeemed              26,190,599    25,886,170
                                                     --------------------------
Net increase in net assets from Fund
        share transactions                             15,557,191    15,632,400
                                                     --------------------------
Total increase in net assets                           15,213,008    13,733,304
                                                     --------------------------
Net assets:
        Beginning of year                             321,149,621   307,416,317
                                                     --------------------------
        End of year                                  $336,362,629   321,149,621
                                                     ==========================





                See accompanying notes to financial statements

                     STATE FARM MUNICIPAL BOND FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

1.      OBJECTIVE
        The investment objective of the State Farm Municipal Bond Fund, Inc. (the Fund) is to provide its shareowners with as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its investment objective through investment primarily in a diversified portfolio of long-term Municipal Bonds, including industrial revenue bonds.

2.      SIGNIFICANT ACCOUNTING POLICIES
        SECURITIES VALUATION -
        Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.

        SECURITY TRANSACTIONS AND INTEREST INCOME -
        Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis; premiums and original issue discounts on tax-exempt securities are amortized. Realized gains and losses from security transactions are reported on an identified cost basis.

        SECURITIES PURCHASED ON A `WHEN-ISSUED' BASIS -
        The Fund may purchase municipal bonds on a `when-issued' basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. It is possible that the securities will never be issued and the commitment cancelled.

        FUND SHARE VALUATION, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of 1:00 p.m. Bloomington, Illinois time on each business day other than weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The Fund declares a daily dividend equal to its net investment income, and distributions of such amounts are made at the end of each calendar quarter. Net realized gain on sales of investments, if any, are distributed annually after the close of the Fund's fiscal year. Distributions of net realized gains payable to its shareowners are recorded by the Fund on the ex-dividend date.

        FEDERAL INCOME TAXES -
        It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

        CUSTODIAN FEES - For the period ended November 30, 1997, the Fund no longer receives fee reductions for balances maintained with the custodian, as interest on cash balances ($12,539) is reflected as income rather than an offset to custodian fees. Custodian fees for the year ended November 30, 1996 were reduced based on the Fund's cash balances maintained with the custodian.

        USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                     STATE FARM MUNICIPAL BOND FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

3.      TRANSACTIONS WITH AFFILIATES

        The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $50 million of average net assets, .15% of the next $50 million of average net assets and .10% of average net assets in excess of $100 million. The Manager guarantees that all operating expenses of the Fund, including compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

        Under the terms of this agreement, the Fund incurred fees of $400,859 for 1997 and $385,258 for 1996. The Fund pays no fees for transfer agent services provided by the Manager. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.

        Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1997, except for directors' fees of $3,300 for 1997 and $3,000 for 1996 paid to the Fund's independent directors.

4.      INVESTMENT TRANSACTIONS

        Investment transactions (exclusive of short-term investments) for each of the two years ended November 30 were as follows:

                                                 1997            1996

        Purchases                           $ 28,925,145      30,463,407
        Proceeds from sales and maturities    17,572,918      17,540,000
                                            ============================
5.      FUND SHARE TRANSACTIONS

        Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                                     YEAR ENDED NOVEMBER 30,
                                                       1997          1996

Shares sold                                         3,283,948     3,324,581
Shares issued in reinvestment of ordinary
 income dividends and capital gain distributions    1,706,790     1,626,301
                                                   ------------------------
                                                    4,990,738     4,950,882
Less shares redeemed                                3,132,346     3,088,643
                                                   ------------------------
Net increase in shares outstanding                  1,858,392     1,862,239
                                                   ========================

                     STATE FARM MUNICIPAL BOND FUND, INC.
                             FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED NOVEMBER 30,
                                       1997    1996   1995     1994   1993   1992   1991   1990   1989   1988
Net asset value, beginning of
  period                              $ 8.44   8.50   7.88     8.59   8.34   8.15   7.98   7.96   7.76   7.58
   Income from Investment
   ----------------------
     Operations
     ----------
     Net investment Income               .47    .48    .48      .48    .50    .53    .54    .58    .58    .57
     Net gain or losses on
      securities (both realized
      and unrealized)                   (.01)  (.06)   .62     (.69)   .25    .19    .17    .02    .20    .18
                                      -----------------------------------------------------------------------
   Total from investment
     operations                          .46    .42   1.10     (.21)   .75    .72    .71    .60    .78    .75
   Less Distributions
   ------------------
     Net investment income              (.47)  (.48)  (.48)    (.48)  (.50)  (.53)  (.54)  (.58)  (.58)  (.57)
     Capital gain (a)                      -      -      -     (.02)     -      -      -      -      -      -
                                      -----------------------------------------------------------------------
   Total distributions                  (.47)  (.48)  (.48)    (.50)  (.50)  (.53)  (.54)  (.58)  (.58)  (.57)

Net asset value, end of period        $ 8.43   8.44   8.50     7.88   8.59   8.34   8.15   7.98   7.96   7.76
                                      =======================================================================

Total Return                            5.68%  5.21% 14.25%   (2.55)% 9.17%  9.05%  9.17%  7.78% 10.44% 10.14%
------------
Ratios/Supplemental Data
------------------------
Net assets, end of year
   (millions)                         $336.4  321.1  307.4    269.9  276.4  211.3  167.2  132.8  110.0   85.2
Ratio of expenses to
   average net assets                    .15%   .16%   .17%(b)  .16%   .18%   .19%   .21%   .23%   .25%   .29%
Ratio of net investment
   income to average
   net assets                           5.61%  5.76%  5.80%    5.80%  5.84%  6.36%  6.75%  7.30%  7.42%  7.36%
Portfolio turnover rate                    6%     6%     7%       8%     5%     4%     2%     8%     7%     2%
Number of shares
   outstanding at end
   of year (millions)                   39.9   38.0   36.2     34.3   32.2   25.3   20.5   16.6   13.8   11.0


Notes: (a)  Distributions representing less than $.01 were made in 1997, 1996,
            1993 and 1992.
       (b) The ratio based on net custodian expenses would have been .16% in 1995.

                     STATE FARM MUNICIPAL BOND FUND, INC.
                               TAX INFORMATION

        The Fund paid ordinary income dividends in March, June, September and December 1997. Of those dividends, 98% in March, 98% in June, 97% in September and 98% in December are designated as exempt-interest dividends. The taxable portion of the dividends paid to you will be included on the Form 1099-DIV to be sent in January 1998.

        Since the Fund's investment income was derived from interest, none of the taxable portion of the Fund's distributions are eligible for the dividend received deduction for corporations.

NOTE: The taxable portion of the dividends distribution must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with provisions of the Internal Revenue Code. The tax- exempt status of dividends derived from interest on municipal bonds for federal income tax purposes does not necessarily result in exemption from any state or local income taxes or other taxes.

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                                      18
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                                      19

                                       ANNUAL
                                       REPORT


                                       November 30, 1997

                                       STATE
                                       FARM
                                       MUNICIPAL
                                       BOND
                                       FUND, INC.

                                       ONE STATE FARM PLAZA
                                       BLOOMINGTON, ILLINOIS 61710

                                       Telephone (309) 766-2029
                                                 (800) 447-0740

                                  SIGNATURES
                                  ----------


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 13th day of March, 1998.

                                      STATE FARM MUNICIPAL BOND FUND, INC.



                                      By:  /s/ Edward B. Rust, Jr.
                                           ------------------------------
                                           Edward B. Rust, Jr., President


        Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ Edward B. Rust, Jr.             Director
----------------------------------- and President
        Edward B. Rust, Jr.         (Principal Executive
                                    Officer)


/s/ Roger Joslin                    Director, Vice President,
----------------------------------- and Treasurer
        Roger Joslin                (Principal financial
                                    and accounting officer)


/s/ Albert H. Hoopes                Director                    March 13, 1998
-----------------------------------                             --------------
        Albert H. Hoopes



/s/ Thomas M. Mengler               Director
-----------------------------------
        Thomas M. Mengler



/s/ Davis U. Merwin                 Director
-----------------------------------
        Davis U. Merwin



/s/ James A. Shirk                  Director
-----------------------------------
        James A. Shirk

                              INDEX FOR EXHIBITS
                          FILED WITH THIS AMENDMENT
                          -------------------------



        EXHIBIT NO.                DESCRIPTION                        PAGE NO.
        -----------                -----------                        --------


          2                Amended and restated bylaws of
                           registrant dated March 13, 1998

         11                Consent of Independent Auditors
                           dated March 20, 1998

         16                Schedule for computation of
                           performance quotations

         27                Financial Data Schedule